Exhibit 10.4

U.S. GUARANTEE AND COLLATERAL AGREEMENT

made by

HD SUPPLY, INC.,

the Subsidiary Borrowers,

and the Subsidiary Guarantors,

in favor of

GENERAL ELECTRIC CAPITAL CORPORATION,

as U.S. ABL Administrative Agent and as U.S. ABL Collateral Agent

Dated as of April 12, 2012

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1	Notice Addresses of Guarantors
2	Pledged Securities
3	Perfection Matters
4	Location of Jurisdiction of Organization
5	Intellectual Property
6	Contracts

ANNEXES

1	Acknowledgment and Consent of Issuers who are not Granting Parties
2	Assumption Agreement
3	Supplemental Agreement

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Exhibit 10.4

U.S. GUARANTEE AND COLLATERAL AGREEMENT

U.S. GUARANTEE AND COLLATERAL AGREEMENT, dated as of April 12, 2012, made by HD SUPPLY, INC., a Delaware corporation, in its specific capacity as Parent Borrower (together with its successors and assigns, the “Parent Borrower”), and certain Subsidiaries of the Parent Borrower that are signatories hereto (the “Subsidiary Borrowers”; and the Parent Borrower and the Subsidiary Borrowers, the “Borrowers”) and certain other Domestic Subsidiaries of the Parent Borrower that are signatories hereto (the “Subsidiary Guarantors”), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, as collateral agent (in such capacity, the “U.S. ABL Collateral Agent”) and administrative agent (in such capacity, the “U.S. ABL Administrative Agent”) for the banks and other financial institutions (collectively, the “U.S. ABL Lenders”; individually, a “U.S. ABL Lender”) from time to time parties to the ABL Credit Agreement described below.

W I T N E S S E T H:

WHEREAS, pursuant to that certain ABL Credit Agreement, dated as of the date hereof (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, together with any agreement extending the maturity of, or restructuring, refunding, refinancing or increasing the Indebtedness under such agreement or any successor agreements, the “ABL Credit Agreement”), among the Parent Borrower, the Subsidiary Borrowers, the U.S. ABL Administrative Agent, the U.S. ABL Collateral Agent, GE Canada Finance Holding Company, as Canadian administrative agent (in such capacity, the “Canadian Agent”) and Canadian collateral agent, and the other parties party thereto, the U.S. ABL Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

WHEREAS, pursuant to that certain Credit Agreement, dated as of the date hereof (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, together with any agreement extending the maturity of, or restructuring, refunding, refinancing or increasing the Indebtedness under such agreement or any successor agreements, the “Cash Flow Credit Agreement”), among HD Supply, Inc. (in its specific capacity as Cash Flow Borrower, the “Cash Flow Borrower”), the several banks and other financial institutions from time to time parties thereto (as further defined in the Cash Flow Credit Agreement, the “Cash Flow Lenders”), Bank of America, N.A. as administrative agent (in such capacity, the “Cash Flow Administrative Agent”) and collateral agent (in such capacity, the “Cash Flow Collateral Agent”) for the Cash Flow Lenders, and the other parties party thereto, the Cash Flow Lenders have severally agreed to make extensions of credit to the Cash Flow Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, pursuant to that certain Guarantee and Collateral Agreement, dated as of the date hereof (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, the “Cash Flow Guarantee and Collateral Agreement”), among the Cash Flow Borrower, certain of its subsidiaries, the Cash Flow Administrative Agent and the Cash Flow Collateral Agent, the Cash Flow Borrower and such subsidiaries have granted a first priority Lien (capitalized terms that are used in these recitals and not defined herein are used as defined in subsection 1.1) to the Cash Flow Collateral Agent for the benefit of the Secured Parties (as defined therein) on the Cash Flow Priority Collateral (as defined herein) and a second priority Lien for the benefit of the Secured Parties (as defined in the Cash Flow Guarantee and Collateral Agreement) on the ABL Priority Collateral (subject in each case to Permitted Liens (as defined in the Cash Flow Credit Agreement));

WHEREAS, pursuant to that certain Indenture, dated as of the date hereof (as amended pursuant to the First Supplemental Indenture, dated as of the date hereof, and as further amended, amended and restated, waived, supplemented or otherwise modified from time to time, the “First Priority Notes Indenture”), among the Parent Borrower, the subsidiaries of the Parent Borrower party thereto as Subsidiary Guarantors, and Wilmington Trust, National Association, as trustee and note collateral agent (in such capacity, the “First Priority Note Collateral Agent”), the Parent Borrower has issued its 8 1/8% Senior Secured First Priority Notes due 2019 (the “First Priority Notes”);

WHEREAS, pursuant to that certain Note Collateral Agreement, dated as of the date hereof (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, the “First Priority Note Collateral Agreement”), among the Parent Borrower, certain subsidiaries of the Parent Borrower and the First Priority Note Collateral Agent, the Parent Borrower and such subsidiaries have granted a second priority Lien to the First Priority Note Collateral Agent for the benefit of the Secured Parties (as defined in the First Priority Note Collateral Agreement) on the ABL Priority Collateral and a first priority Lien for the benefit of the holders of the Secured Parties (as defined in the First Priority Note Collateral Agreement) on the Cash Flow Priority Collateral (subject in each case to Permitted Liens (as defined in the First Priority Notes Indenture));

WHEREAS, pursuant to that certain Indenture, dated as of the date hereof (as amended pursuant to the First Supplemental Indenture, dated as of the date hereof, and as further amended, amended and restated, waived, supplemented or otherwise modified from time to time, the “Second Priority Notes Indenture”), among the Parent Borrower, the subsidiaries of the Parent Borrower party thereto as Subsidiary Guarantors, and Wilmington Trust, National Association, as trustee and note collateral agent (in such capacity, the “Second Priority Note Collateral Agent”), the Parent Borrower has issued its 11% Senior Secured Second Priority Notes due 2020 (the “Second Priority Notes”);

WHEREAS, pursuant to that certain Note Collateral Agreement, dated as of the date hereof (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, the “Second Priority Note Collateral Agreement”), among the Parent Borrower, certain subsidiaries of the Parent Borrower and the Second Priority Note Collateral Agent, the Parent Borrower and such subsidiaries have granted a third priority Lien to the Second Priority Note Collateral Agent for the benefit of the Secured Parties (as defined in the Second Priority Note Collateral Agreement) on the ABL Priority Collateral and a second priority Lien for the benefit of the holders of the Secured Parties (as defined in the Second Priority Note Collateral Agreement) on the Cash Flow Priority Collateral (subject in each case to Permitted Liens (as defined in the Second Priority Notes Indenture));

WHEREAS, the Borrowers are members of an affiliated group of companies that includes the Parent Borrower, the Subsidiary Borrowers, the Parent Borrower’s other Domestic Subsidiaries that are party hereto and any other Domestic Subsidiaries of the Parent Borrower (other than any Excluded Subsidiary) that becomes a party hereto from time to time after the date hereof (the Parent Borrower and such Domestic Subsidiaries (other than any Excluded Subsidiary and any Canadian Borrower (each as defined in the ABL Credit Agreement) collectively, the “Granting Parties”));

WHEREAS, the Cash Flow Collateral Agent, the Cash Flow Administrative Agent, the U.S. ABL Collateral Agent, the U.S. ABL Administrative Agent, the First Lien Note Agent, and the Second Lien Note Agent have entered into an Intercreditor Agreement, acknowledged by the Parent Borrower, HDS Holding Corporation and the Granting Parties, dated as of the date hereof (as amended, amended and restated, waived, supplemented or otherwise modified from time to time subject to subsection 9.1 hereof, the “Base Intercreditor Agreement”);

WHEREAS, the Parent Borrower and the other Granting Parties are engaged in related businesses, and each such Granting Party will derive substantial direct and indirect benefit from the making of the extensions of credit under the Cash Flow Credit Agreement and the ABL Credit Agreement and the issuance of the First Priority Notes and the Second Priority Notes; and

WHEREAS, it is a condition to the obligation of the U.S. ABL Lenders to make their respective extensions of credit under the ABL Credit Agreement that the Granting Parties shall execute and deliver this Agreement to the U.S. ABL Collateral Agent for the benefit of the Secured Parties.

NOW, THEREFORE, in consideration of the premises and to induce the U.S. ABL Administrative Agent, the U.S. ABL Collateral Agent and the U.S. ABL Lenders to enter into the ABL Credit Agreement and to induce the U.S. ABL Lenders to make their respective extensions of credit to the Borrowers thereunder, and in consideration of the receipt of other valuable consideration (which receipt is hereby acknowledged), each Granting Party hereby agrees with the U.S. ABL Administrative Agent and the U.S. ABL Collateral Agent, for the benefit of the Secured Parties (as defined below), as follows:

SECTION 1 DEFINED TERMS

1.1 Definitions.

(a) Unless otherwise defined herein, terms defined in the ABL Credit Agreement and used herein shall have the meanings given to them in the ABL Credit Agreement, and the following terms that are defined in the Code (as in effect on the date hereof) are used herein as so defined: Chattel Paper, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Farm Products, Financial Assets, Fixtures, General Intangibles, Letter of Credit Rights, Money, Promissory Notes, Records, Securities, Securities Accounts and Supporting Obligations.

(b) The following terms shall have the following meanings:

“ABL Accounts Collateral”: all Collateral consisting of the following:

(1) the Concentration Account and all Accounts Receivable;

(2) to the extent involving or governing any of the items referred to in the preceding clause (1), all Documents, General Intangibles (other than Intellectual Property and equity interests of Subsidiaries of the Parent Borrower) and Instruments (including, without limitation, Promissory Notes); provided that to the extent any of the foregoing also relates to Cash Flow Priority Collateral, only that portion related to the items referred to in the preceding clause (1) shall be included in the ABL Accounts Collateral;

(3) to the extent evidencing or governing any of the items referred to in the preceding clauses (1) and (2), all Supporting Obligations; provided that to the extent any of the foregoing also relates to Cash Flow Priority Collateral, only that portion related to the items referred to in the preceding clauses (1) and (2) shall be included in the ABL Accounts Collateral;

(4) all books and Records relating to the foregoing (including without limitation all books, databases, customer lists and Records, whether tangible or electronic, which contain any information relating to any of the foregoing); and

(5) all collateral security and guarantees with respect to any of the foregoing and all cash, Money, instruments, Chattel Paper, insurance proceeds, investment property, securities and financial assets directly received as proceeds of any ABL Accounts Collateral (“ABL Accounts Proceeds”); provided, however, that no proceeds of ABL Accounts Proceeds will constitute ABL Accounts Collateral unless such proceeds of ABL Accounts Proceeds would otherwise constitute ABL Accounts Collateral.

For the avoidance of doubt, under no circumstances shall Excluded Assets be ABL Accounts Collateral.

“ABL Accounts Proceeds”: as defined in the definition of “ABL Accounts Collateral”.

“ABL Canadian Collateral”: as defined in the Base Intercreditor Agreement.

“ABL Credit Agreement”: as defined in the recitals hereto.

“ABL Obligations”: as defined in the Base Intercreditor Agreement.

“ABL Priority Collateral”: all Collateral consisting of the following:

(1) all Inventory (as defined in the Code as of the date of this Agreement);

(2) all ABL Accounts Collateral;

(3) to the extent evidencing or governing any of the items referred to in the preceding clauses (1) and (2), all Documents, General Intangibles (other than Intellectual Property and equity interests of Subsidiaries of the Parent Borrower) and Instruments (including, without limitation, Promissory Notes); provided that to the extent any of the foregoing also relates to Cash Flow Priority Collateral, only that portion related to the items referred to in the preceding clauses (1) and (2) shall be included in the ABL Priority Collateral;

(4) to the extent evidencing or governing any of the items referred to in the preceding clauses (1) through (3), all Supporting Obligations; provided that to the extent any of the foregoing also relates to Cash Flow Priority Collateral, only that portion related to the items referred to in the preceding clauses (1) through (3) shall be included in the ABL Priority Collateral;

(5) all books and Records relating to the foregoing (including without limitation all books, databases, customer lists and Records, whether tangible or electronic, which contain any information relating to any of the foregoing); and

(6) all collateral security and guarantees with respect to any of the foregoing and all cash, Money, instruments, Chattel Paper, insurance proceeds, investment property, securities and financial assets to the extent received as proceeds of any ABL Priority Collateral (“ABL Priority Proceeds”); provided, however, that no proceeds of ABL Priority Proceeds will constitute ABL Priority Collateral unless such proceeds of ABL Priority Proceeds would otherwise constitute ABL Priority Collateral.

For the avoidance of doubt, under no circumstances shall Excluded Assets be ABL Priority Collateral.

“ABL Priority Proceeds”: as defined in the definition of “ABL Priority Collateral.”

“Accounts”: all accounts (as defined in the Code) of each Grantor, including, without limitation, all Accounts (as defined in the ABL Credit Agreement) and Accounts Receivable of such Grantor, but excluding in any event all Accounts that have been sold or otherwise transferred (and not transferred back to a Grantor) in connection with a Special Purpose Financing.

“Accounts Receivable”: any right to payment for goods sold or leased or for services rendered, which is not evidenced by an instrument (as defined in the Code) or Chattel Paper.

“Additional Agent”: as defined in the Base Intercreditor Agreement.

“Additional Obligations”: as defined in the Base Intercreditor Agreement.

“Adjusted Net Worth”: of any Guarantor at any time, shall mean the greater of (x) $0 and (y) the amount by which the fair saleable value of such Guarantor’s assets on the date of the respective payment hereunder exceeds its debts and other liabilities (including contingent liabilities, but without giving effect to any of its obligations under this Agreement or any other Loan Document, the Cash Flow Credit Agreement or any Loan Document (as defined in the Cash Flow Credit Agreement) or pursuant to its guarantee with respect to the First Priority Notes or the Second Priority Notes) on such date.

“Administrative Agent”: as defined in the preamble hereto.

“Agreement”: this U.S. Guarantee and Collateral Agreement, as the same may be amended, restated, supplemented, waived or otherwise modified from time to time.

“Applicable Law”: as defined in subsection 9.8 hereof.

“Asset Sales Proceeds Account”: one or more Deposit Accounts or Securities Accounts holding only the proceeds of any sale or disposition of any Cash Flow Priority Collateral and the proceeds of investment thereof.

“Bank Products Affiliate”: any Person who (i) has entered into a Bank Products Agreement with a Grantor with the obligations of such Grantor thereunder being secured by one or more Loan Documents, (ii) was a Lender or an Affiliate of a Lender at the time of entry into such Bank Products Agreement, or on the date hereof, or at the time of the designation referred to in the following clause (iii) and (iii) has been designated by the Parent Borrower in accordance with subsection 8.4 hereof (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Affiliate with respect to more than one Credit Facility (as defined in the Base Intercreditor Agreement)).

“Bank Products Agreement”: any agreement pursuant to which a bank or other financial institution agrees to provide (i) treasury services, (ii) credit card, merchant card, purchasing card or stored value card services (including, without limitation, processing and other administrative services with respect thereto), (iii) cash management services (including, without limitation, controlled disbursements, credit cards, credit card processing services, automated clearinghouse and other electronic funds transfer transactions, return items, netting, overdrafts, depository, lockbox, stop payment, information reporting, wire transfer and interstate depository network services) and (iv) other similar banking products or services as may be requested by any Grantor (for the avoidance of doubt, excluding letters of credit and loans except indebtedness arising from services described in items (i) through (iii) of this definition).

“Bankruptcy Case”: (i) the Parent Borrower or any of its Subsidiaries commencing any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Parent Borrower, or any of its Subsidiaries making a general assignment for the benefit of its creditors; or (ii) there being commenced against the Parent Borrower or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days.

“Bankruptcy Code”: Title 11 of the United States Code.

“Base Intercreditor Agreement”: as defined in the recitals hereto.

“Borrower Obligations”: with respect to any Borrower, the collective reference to: all obligations and liabilities of such Borrower in respect of the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans, and all other obligations and liabilities of such Borrower to the Secured Parties, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the ABL Credit Agreement, the Loans, the Letters of Credit, the other Loan Documents, any Hedging Agreement entered into with any Hedging Affiliate or any Bank Products Agreement entered into with any Bank Products Affiliate, in each case whether on account of (i) principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees, expenses and disbursements of counsel to the Administrative Agent or any other Secured Party that are required to be paid by such Borrower pursuant to the terms of the ABL Credit Agreement or any other Loan Document), (ii) amounts payable in connection with any such Bank Products Agreement or (iii) a termination of any transaction entered into pursuant to any such Hedging Agreement.

“Borrowers”: as defined in the recitals hereto.

“Canadian Agent”: as defined in the recitals hereto.

“Cash Flow Administrative Agent”: as defined in the recitals hereto.

“Cash Flow Borrower”: as defined in the recitals hereto.

“Cash Flow Collateral Agent”: as defined in the recitals hereto.

“Cash Flow Credit Agreement”: as defined in the recitals hereto.

“Cash Flow Collateral Obligations”: as defined in the Base Intercreditor Agreement.

“Cash Flow Guarantee and Collateral Agreement”: as defined in the recitals hereto.

“Cash Flow Priority Collateral”: all Security Collateral other than ABL Priority Collateral, including real estate, intellectual property, equipment and equity interests of Subsidiaries of the Parent Borrower and all collateral security and guarantees with respect to any Cash Flow Priority Collateral and all cash, Money, Instruments, Securities and Financial Assets to the extent received as proceeds of any Cash Flow Priority Collateral; provided, however, no proceeds of proceeds will constitute Cash Flow Priority Collateral unless such proceeds of proceeds would otherwise constitute Cash Flow Priority Collateral or are credited to the Asset Sales Proceeds Account. For the avoidance of doubt, under no circumstances shall any of the ABL Canadian Collateral or Excluded Assets be Cash Flow Priority Collateral.

“Code”: the Uniform Commercial Code as from time to time in effect in the State of New York.

“Collateral”: as defined in Section 3 hereof; provided that, for purposes of subsection 6.5 and Section 8, “Collateral” shall have the meaning assigned to such term in the ABL Credit Agreement.

“Collateral Account Bank”: any bank or an Affiliate thereof which at all times is a Lender as selected by the relevant Grantor and consented to in writing by the U.S. ABL Collateral Agent (such consent not to be unreasonably withheld or delayed).

“Collateral Proceeds Account”: a non-interest bearing cash collateral account established and maintained by the relevant Grantor at an office of the Collateral Account Bank in the name, and in the sole dominion and control of, the U.S. ABL Collateral Agent for the benefit of the Secured Parties.

“Collateral Representative”: (i) the Cash Flow Collateral Representative and the Cash Flow Collateral Agent (each as defined in the Base Intercreditor Agreement) and (ii) if any other Intercreditor Agreement is executed, the Person acting as representative for the U.S. ABL Collateral Agent and the Secured Parties thereunder for the applicable purpose contemplated by this Agreement.

“Commitment”: as defined in the ABL Credit Agreement.

“Concentration Account”: as defined in the ABL Credit Agreement.

“Contracts”: with respect to any Grantor, all contracts, agreements, instruments and indentures in any form and portions thereof (except for contracts listed on Schedule 6 hereto), to which such Grantor is a party or under which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented, waived or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder.

“Copyright Licenses”: with respect to any Grantor, all United States written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any United States copyright of such Grantor, other than agreements with any Person that is an Affiliate or a Subsidiary of the Parent Borrower or such Grantor, including, without limitation, any license agreements listed on Schedule 5 hereto, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Copyrights”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all United States copyrights, whether or not the underlying works of authorship have been published or registered, all United States copyright registrations and copyright applications, including, without limitation, any copyright registrations and copyright applications listed on Schedule 5 hereto, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof and (iii) the right to sue or otherwise recover for past, present and future infringements and misappropriations thereof.

“Excluded Assets”: as defined in subsection 3.3.

“Filings”: as defined in subsection 4.2.2.

“Financing Statements”: as defined in subsection 4.2.2.

“First Lien Note Agent”: as defined in the Base Intercreditor Agreement.

“first priority”: with respect to any Lien purported to be created by this Agreement, that such Lien is the most senior Lien to which such Collateral is subject (subject to Permitted Liens).

“First Priority Note Collateral Agreement”: as defined in the recitals hereto.

“First Priority Notes Indenture”: as defined in the recitals hereto.

“Foreign Intellectual Property”: any right, title or interest in or to any copyrights, copyright licenses, patents, patent applications, patent licenses, trade secrets, trade secret licenses, trademarks, trademark applications, trade names, trademark licenses, technology, know-how and processes or any other intellectual property governed by or arising or existing under, pursuant to or by virtue of the laws of any jurisdiction other than the United States of America or any state thereof.

“General Fund Account”: the general fund account of the relevant Grantor established at the same office of the Collateral Account Bank as the Collateral Proceeds Account.

“Granting Parties”: as defined in the recitals hereto.

“Grantor”: the Borrowers (other than the Canadian Borrowers) and each of the Parent Borrower’s other Domestic Subsidiaries that from time to time is a party hereto (it being understood that no Excluded Subsidiary shall be required to be or become a party hereto).

“Guarantor Obligations”: with respect to any Guarantor, the collective reference to (i) the Obligations guaranteed by such Guarantor pursuant to Section 2 and (ii) all obligations and liabilities of such Guarantor that may arise under or in connection with this Agreement or any other Loan Document to which such Guarantor is a party, any Hedging Agreement entered into with any Hedging Affiliate or any Bank Products Agreement entered into with any Bank Products Affiliate, in each case whether on account of (i) principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees, expenses and disbursements of counsel to the

Administrative Agent or any other Secured Party that are required to be paid by the Borrowers pursuant to the terms of the ABL Credit Agreement or any other Loan Document), (ii) amounts payable in connection with any such Bank Products Agreement or (iii) a termination of any transaction entered into pursuant to any Hedging Agreement.

“Guarantors”: the collective reference to each Granting Party, provided, that when referring to the U.S. Borrowers as Guarantors, such reference shall be a reference solely to a guaranty of the Obligations of the Canadian Borrowers.

“Hedging Affiliate”: any Person who (i) has entered into a Hedging Agreement with any Grantor with the obligations of such Grantor thereunder being secured by one or more Loan Documents, (ii) was a Lender or an Affiliate of a Lender at the time of entry into such Hedging Agreement or on the date hereof or at the time of the designation referred to in the following clause (iii), and (iii) has been designated by the Parent Borrower in accordance with subsection 8.4 hereof (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging Affiliate with respect to more than one Credit Facility (as defined in the Base Intercreditor Agreement, as applicable)).

“Hedging Agreement”: any interest rate, foreign currency, commodity, credit or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity, credit or equity values (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement, including, without limitation, any Interest Rate Agreement, Commodities Agreement or Currency Agreement.

“Instruments”: as defined in Article 9 of the Code, but excluding the Pledged Securities.

“Intellectual Property”: with respect to any Grantor, the collective reference to such Grantor’s Copyrights, Copyright Licenses, Patents, Patent Licenses, Trade Secrets, Trade Secret Licenses, Trademarks and Trademark Licenses.

“Intercompany Note”: with respect to any Grantor, any promissory note in a principal amount in excess of $3,000,000 evidencing loans made by such Grantor to the Parent Borrower or any of its Subsidiaries.

“Intercreditor Agreements”: (i) the Base Intercreditor Agreement and (ii) any other intercreditor agreement that may be entered into in the future by the U.S. ABL Collateral Agent and one or more Additional Agents and acknowledged by the Parent Borrower and the other Granting Parties (each as amended, amended and restated, waived, supplemented or otherwise modified from time to time) (upon and during the effectiveness thereof).

“Inventory”: with respect to any Grantor, all inventory (as defined in the Code) of such Grantor, including, without limitation, all Inventory (as defined in the ABL Credit Agreement) of such Grantor.

“Investment Property”: the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the Uniform Commercial Code in effect in the State of New York on the date hereof (other than any Capital Stock of any Foreign Subsidiary in excess of 65% of any series of such stock and other than any Capital Stock excluded from the definition of “Pledged Stock”) and (ii) whether or not constituting “investment property” as so defined, all Pledged Securities.

“Issuers”: the collective reference to the Persons identified on Schedule 2 as the issuers of Pledged Stock, together with any successors to such companies (including, without limitation, any successors contemplated by subsection 8.3 of the ABL Credit Agreement).

“Lender Secured Parties”: the collective reference to (i) the U.S. ABL Administrative Agent, the U.S. ABL Collateral Agent, the Canadian Agent and each Other Representative, (ii) the Lenders (including the Canadian Facility Lenders, the Issuing Lenders and the Swing Line Lender) , and (iii) each of their respective successors and assigns and their permitted transferees and endorsees.

“Non-Lender Secured Parties”: the collective reference to all Bank Products Affiliates and Hedging Affiliates and all successors, assigns, transferees and replacements thereof.

“Obligations”: (i) in the case of any Borrower, its Borrower Obligations and (ii) in the case of any Guarantor, the Guarantor Obligations of such Guarantor.

“Ordinary Course Transferees”: as defined in subsection 4.2.2.

“Parent Borrower”: as defined in the preamble hereto.

“Patent Licenses”: with respect to any Grantor, all United States written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any United States patent, patent application or patentable invention, other than agreements with any Person that is an Affiliate or a Subsidiary of the Parent Borrower or such Grantor, including, without limitation, the license agreements listed on Schedule 5 hereto, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Patents”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all United States patents, patent applications and patentable inventions and all reissues and extensions thereof, including, without limitation, all patents and patent applications identified in Schedule 5 hereto, and including, without limitation, (i) all inventions and improvements described and claimed therein, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights corresponding thereto in the United States and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto.

“Permitted Liens”: as defined in subsection 4.2.2.

“Pledged Collateral”: as to any Pledgor, the Pledged Securities now owned or at any time hereafter acquired by such Pledgor, and any Proceeds thereof.

“Pledged Notes”: with respect to any Pledgor, all Intercompany Notes at any time issued to, or held or owned by, such Pledgor.

“Pledged Securities”: the collective reference to the Pledged Notes and the Pledged Stock.

“Pledged Stock”: with respect to any Pledgor, the shares of Capital Stock of any Issuer listed on Schedule 2 as held by such Pledgor, together with any other shares of Capital Stock required to be pledged hereunder by such Pledgor pursuant to subsection 7.9 of the ABL Credit Agreement, as well as any other shares, stock certificates, options or rights of any nature whatsoever in respect of any Capital Stock of any Issuer that may be issued or granted to, or held by, such Pledgor while this Agreement is in effect (provided that in no event shall there be pledged, nor shall any Pledgor be required to pledge, directly or indirectly, (i) more than 65% of any series of the outstanding Capital Stock of any Foreign Subsidiary, (ii) any of the Capital Stock of a Subsidiary of a Foreign Subsidiary, (iii) de minimis shares of a Foreign Subsidiary held by any Pledgor as a nominee or in a similar capacity and (iv) any of the Capital Stock of any Unrestricted Subsidiary).

“Pledgor”: Each Granting Party (with respect to Pledged Securities held by such Granting Party and all other Pledged Collateral of such Granting Party).

“Proceeds”: all “proceeds” as such term is defined in Section 9-102(a)(64) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, Proceeds of Pledged Securities shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

“Restrictive Agreements”: as defined in subsection 3.3(a).

“Second Lien Note Agent”: as defined in the Base Intercreditor Agreement.

“Second Priority Note Collateral Agreement”: as defined in the recitals hereto.

“Second Priority Notes Indenture”: as defined in the recitals hereto.

“Secured Parties”: the collective reference to the Lender Secured Parties and the Non-Lender Secured Parties.

“Security Collateral”: with respect to any Granting Party, collectively, the Collateral (if any) and the Pledged Collateral (if any) of such Granting Party.

“Specified Asset”: as defined in subsection 4.2.2 hereof.

“Subsidiary Borrowers”: as defined in the preamble hereto.

“Trade Secret Licenses”: with respect to any Grantor, all United States written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any trade secrets, including, without limitation, know-how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, other than agreements with any Person that is an Affiliate or a Subsidiary of the Parent Borrower or such Grantor, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Trade Secrets”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all United States trade secrets, including, without limitation, know-how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, including, without limitation, (i) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses, non-disclosure agreements and memoranda of understanding entered into in connection therewith, and damages and payments for past or future misappropriations thereof, and (ii) the right to sue or otherwise recover for past, present or future misappropriations thereof.

“Trademark Licenses”: with respect to any Grantor, all United States written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any United States trademarks, service marks, trade names, trade dress or other indicia of trade origin or business identifiers, other than agreements with any Person that is an Affiliate or a Subsidiary of the Parent Borrower or such Grantor, including, without limitation, the license agreements listed on Schedule 5 hereto, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Trademarks”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all United States trademarks, service marks, trade names, trade dress or other indicia of trade origin or business identifiers, trademark and service mark registrations, and applications for trademark or service mark registrations (except for “intent to use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of said Act has been filed), and any renewals thereof, including, without limitation, each registration and application identified in Schedule 5 hereto, and including, without limitation, (i) the right to sue or otherwise recover for any and all past, present and future infringements or dilutions thereof, (ii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (iii) all other rights corresponding thereto in the United States and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto in the United States, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such trademark, service mark, trade name, trade dress or other indicia of trade origin or business identifiers.

“ULC”: an Issuer that is an unlimited company or unlimited liability company.

“ULC Laws”: the Companies Act (Nova Scotia), the Business Corporations Act (Alberta) and all laws of Nova Scotia and Alberta related to ULCs.

“ULC Shares”: shares or other equity interests in the Capital Stock of a ULC.

“U.S. ABL Administrative Agent”: as defined in the recitals hereto.

“U.S. ABL Collateral Agent”: as defined in the recitals hereto.

“U.S. ABL Lenders”: as defined in the recitals hereto.

“Vehicles”: all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state and all tires and other appurtenances to any of the foregoing.

1.2 Other Definitional Provisions.

(a) The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Annex references are to this Agreement unless otherwise specified. The words “include”, “includes”, and “including” shall be deemed to be followed by the phrase “without limitation”.

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c) Where the context requires, terms relating to the Collateral, Pledged Collateral or Security Collateral or any part thereof, when used in relation to a Granting Party shall refer to such Granting Party’s Collateral, Pledged Collateral or Security Collateral or the relevant part thereof.

(d) All references in this Agreement to any of the property described in the definition of the term “Collateral,” “Pledged Collateral” or “Security Collateral”, or to any Proceeds thereof, shall be deemed to be references thereto only to the extent the same constitute Collateral, Pledged Collateral or Security Collateral, respectively.

SECTION 2 GUARANTEE

2.1 Guarantee.

(a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the benefit of the Secured Parties, the prompt and complete payment and performance by each Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of such Borrower Obligations of such Borrower owed to the applicable Secured Parties.

(b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount that can be guaranteed by such Guarantor under applicable law, including applicable federal and state laws relating to the insolvency of debtors; provided that, to the maximum extent permitted under applicable law, it is the intent of the parties hereto that the rights of contribution of each Guarantor provided in the following subsection 2.2 be included as an asset of the respective Guarantor in determining the maximum liability of such Guarantor hereunder.

(c) Each Guarantor agrees that the Borrower Obligations guaranteed by it hereunder may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any other Secured Party hereunder.

(d) The guarantee contained in this Section 2 shall remain in full force and effect until the earliest to occur of (i) the first date on which all the Loans, all other Borrower Obligations then due and owing, and the obligations of each Guarantor under the guarantee contained in this Section 2 then due and owing shall have been satisfied by payment in full in cash and the Commitments shall be terminated, notwithstanding that from time to time during the term of the ABL Credit Agreement any of the Borrowers may be free from any Borrower Obligations, (ii) as to any Guarantor, the sale or other disposition of all of the Capital Stock of such Guarantor (to a Person other than the Parent Borrower or a Restricted Subsidiary) as permitted under the ABL Credit Agreement or (iii) as to any Guarantor, the designation of such Guarantor as an Unrestricted Subsidiary.

(e) No payment made by any Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any other Secured Party from any of the Borrowers, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of any of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of any of the Borrower Obligations), remain liable for the Borrower Obligations of each Borrower guaranteed by it hereunder up to the maximum liability of such Guarantor hereunder until the earliest to occur of (i) the first date on which all the Loans and all other Borrower Obligations then due and owing, are paid in full in cash and the Commitments are terminated, (ii) as to any Guarantor, the sale or other disposition of all of the Capital Stock of such Guarantor (to a Person other than the Parent Borrower or a Restricted Subsidiary) as permitted under the ABL Credit Agreement or (iii) the designation of such Guarantor as an Unrestricted Subsidiary.

2.2 Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share (based, to the maximum extent permitted by law, on the respective Adjusted Net Worth of the Guarantors on the date the respective payment is made) of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder that has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of subsection 2.3. The provisions of this subsection 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the other Secured Parties, and each Guarantor shall remain liable to the Administrative Agent and the other Secured Parties for the full amount guaranteed by such Guarantor hereunder.

2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the U.S. ABL Collateral Agent or any other Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of the U.S. ABL Collateral Agent or any other Secured Party against any Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the U.S. ABL Collateral Agent or any other Secured Party for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the U.S. ABL Collateral Agent and the other Secured Parties by the Borrowers on account of the Borrower Obligations are paid in full in cash and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full in cash or any of the Commitments shall remain in effect, such amount shall be held by such Guarantor in trust for the U.S. ABL Collateral Agent and the other Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the U.S. ABL Collateral Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the U.S. ABL Collateral Agent, if required), to be held as collateral security for all of the Borrower Obligations (whether matured or unmatured) guaranteed by such Guarantor and/or then or at any time thereafter may be applied against any Borrower Obligations, whether matured or unmatured, in such order as the U.S. ABL Collateral Agent may determine.

2.4 Amendments, etc. with Respect to the Obligations. To the maximum extent permitted by law, each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the U.S. ABL Collateral Agent, the Administrative Agent or any other Secured Party may be rescinded by the U.S. ABL Collateral Agent, the Administrative Agent or such other Secured Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, waived, modified, accelerated, compromised, subordinated, waived, surrendered or released by the U.S. ABL Collateral Agent, the Administrative Agent or any other Secured Party, and the ABL Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, waived, modified, supplemented or terminated, in whole or in part, as the U.S. ABL Collateral Agent or the Administrative Agent (or the Required Lenders or the applicable Lenders(s), as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the U.S. ABL Collateral Agent, the Administrative Agent or any other Secured Party for the payment of any of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. None of the U.S. ABL Collateral Agent, the Administrative Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for any of the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto, except to the extent required by applicable law.

2.5 Guarantee Absolute and Unconditional. Each Guarantor waives, to the maximum extent permitted by applicable law, any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the U.S. ABL Collateral Agent, the Administrative Agent or any other Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; each of the Borrower Obligations, and any obligation contained therein, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between any of the Borrowers and any of the Guarantors, on the one hand, and the U.S. ABL Collateral Agent, the Administrative Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives, to the maximum extent permitted by applicable law, diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Borrower or any of the other Guarantors with respect to any of the Borrower Obligations. Each Guarantor understands and agrees, to the extent permitted by law, that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment and not of collection. Each Guarantor hereby waives, to the maximum extent permitted by applicable law, any and all defenses (other than any suit for breach of a contractual provision of any of the Loan Documents) that it may have arising out of or in connection with any and all of the following: (a) the validity or enforceability of the ABL Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the U.S. ABL Collateral Agent, the Administrative Agent or any other Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to or be asserted by any of the Borrowers against the U.S. ABL Collateral Agent, the Administrative Agent or any other Secured Party, (c) any change in the time, place, manner or place of payment, amendment, or waiver or increase in any of the Obligations, (d) any exchange, taking, or release of Security Collateral, (e) any change in the structure or existence of any of the Borrowers, (f) any application of Security Collateral to any of the Obligations, (g) any law, regulation or order of any jurisdiction, or any other event, affecting any term of any Obligation or the rights of the U.S. ABL Collateral Agent, the Administrative Agent or any other Secured Party with respect thereto, including, without limitation: (i) the application of any such law, regulation, decree or order, including any prior approval, which would prevent the exchange of any currency (other than Dollars) for Dollars or the remittance of funds outside of such jurisdiction or the unavailability of Dollars in any legal exchange market in such jurisdiction in accordance with normal commercial practice, (ii) a declaration of banking moratorium or any suspension of payments by banks in such jurisdiction or the imposition by such jurisdiction or any Governmental Authority thereof of any moratorium on, the required rescheduling or restructuring of, or required approval of payments on, any indebtedness in such jurisdiction, (iii) any expropriation, confiscation, nationalization or requisition by such country or any Governmental Authority that directly or indirectly deprives any Borrower of any assets or their use, or of the ability to operate its business or a material part thereof, or (iv) any war (whether or not declared), insurrection, revolution, hostile act, civil strife or similar events occurring in such jurisdiction which has the same effect as the events described in clause (i), (ii) or (iii) above (in each of the cases contemplated in clauses (i) through (iv) above, to the extent occurring or existing on or at any time after the date of this Agreement), or (h) any other circumstance whatsoever (other than payment in full in cash of the Borrower Obligations guaranteed by it hereunder) (with or without notice to or knowledge of any of the Borrowers or such Guarantor) that constitutes, or might be construed to constitute, an equitable or legal discharge of any of the Borrowers for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the U.S. ABL Collateral Agent, the Administrative Agent and any other Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any of the Borrowers, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations guaranteed by such Guarantor hereunder or any right of offset with respect thereto, and any failure by the U.S. ABL Collateral Agent, the Administrative Agent or any other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from any Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the U.S. ABL Collateral Agent, the Administrative Agent or any other Secured Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

2.6 Reinstatement. The guarantee of any Guarantor contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations guaranteed by such Guarantor hereunder is rescinded or must otherwise be restored or returned by the U.S. ABL Collateral Agent, the Administrative Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim, in Dollars (or, in the case of any amount required to be paid in any other currency pursuant to the requirements of the ABL Credit Agreement or other agreement relating to the respective Obligations, such other currency), at the Administrative Agent’s office specified in subsection 11.2 of the ABL Credit Agreement or such other address as may be designated in writing by the Administrative Agent to such Guarantor from time to time in accordance with subsection 11.2 of the ABL Credit Agreement.

SECTION 3 GRANT OF SECURITY INTEREST

3.1 Grant. Each Granting Party that is a Grantor hereby grants, subject to existing licenses to use the Copyrights, Patents, Trademarks and Trade Secrets granted by such Grantor in the ordinary course of business, to the U.S. ABL Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the Collateral of such Grantor, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Grantor, except as provided in subsection 3.3. The term “Collateral”, as to any Grantor, means the following property (wherever located) now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest, except as provided in subsection 3.3:

(a) all Accounts;

(b) all Chattel Paper;

(c) all Contracts;

(d) all Documents;

(e) all Equipment and Goods;

(f) all General Intangibles;

(g) all Instruments;

(h) all Intellectual Property;

(i) all Inventory;

(j) all Investment Property;

(k) all Fixtures;

(l) all books and records pertaining to any of the foregoing;

(m) the Collateral Proceeds Account; and

(n) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that, in the case of each Grantor, Collateral shall not include any Pledged Collateral, or any property or assets specifically excluded from Pledged Collateral (including any Capital Stock of any Foreign Subsidiary in excess of 65% of any series of such stock).

3.2 Pledged Collateral. Each Granting Party that is a Pledgor hereby grants to the U.S. ABL Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the Pledged Collateral of such Pledgor now owned or at any time hereafter acquired by such Pledgor, and any Proceeds thereof, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Pledgor, except as provided in subsection 3.3.

3.3 Certain Exceptions. No security interest is or will be granted pursuant hereto in any right, title or interest of any Granting Party under or in (collectively, the “Excluded Assets”):

(a) any Instruments, Contracts, Chattel Paper, General Intangibles, Copyright Licenses, Patent Licenses, Trademark Licenses, Trade Secret Licenses or other contracts or agreements with or issued by Persons other than the Parent Borrower, a Restricted Subsidiary or an Affiliate thereof (collectively, “Restrictive Agreements”) that would otherwise be included in the Security Collateral (and such Restrictive Agreements shall not be deemed to constitute a part of the Security Collateral) for so long as, and to the extent that, the granting of such a security interest pursuant hereto would result in a breach, default or termination of such Restrictive Agreements (in each case, except to the extent that, pursuant to the Code or other applicable law, the granting of security interests therein can be made without resulting in a breach, default or termination of such Restrictive Agreements);

(b) any Equipment or other property that would otherwise be included in the Security Collateral (and such Equipment or other property shall not be deemed to constitute a part of the Security Collateral) if such Equipment or other property (x) is subject to a Lien described in subsection 7.2(h) of the Cash Flow Credit Agreement (or, should the subsection numbering or organization of the Cash Flow Credit Agreement be changed following an amendment thereto or a modification or replacement thereof, the corresponding subsection of the Cash Flow Credit Agreement) in respect of Purchase Money Obligations or Capitalized Lease Obligations, or a Lien described in subsection 7.2(o) (with respect to such a Lien described in subsection 7.2(h)) of the Cash Flow Credit Agreement (or, should the subsection numbering or organization of the Cash Flow Credit Agreement be changed following an amendment thereto or a modification or replacement thereof, the corresponding subsection of the Cash Flow Credit Agreement), and consists of Equipment or other property financed or refinanced thereby (including through any financing or refinancing of the acquisition, leasing, construction or improvement of any such assets) and/or any improvements, accessions, proceeds, dividends or distributions in respect of any such assets, and/or any other assets relating to any such assets (including to any such acquisition, leasing, construction or improvement thereof) or any such improvements, accessions, proceeds, dividends or distributions, or (y) is subject to a Lien described in subsection 7.2(h) of the Cash Flow Credit Agreement (or, should the subsection numbering or organization of the Cash Flow Credit Agreement be changed following an amendment thereto or a modification or replacement thereof, the corresponding subsection of the Cash Flow Credit Agreement) in respect of Hedging Obligations, or a Lien described in subsection 7.2(o) (with respect to such a Lien described in subsection 7.2(h)) of the Cash Flow Credit Agreement (or, should the subsection numbering or organization of the Cash Flow Credit Agreement be changed following an amendment thereto or a modification or replacement thereof, the corresponding subsection of the Cash Flow Credit Agreement), and consists of (i) cash, Cash Equivalents, Investment Grade Securities and Temporary Cash Investments, together with proceeds, dividends and distributions in respect thereof, (ii) any assets relating to such assets, proceeds, dividends or distributions or to any Hedging Obligations, and/or (iii) any other assets consisting of, relating to or arising under or in connection with (A) any Interest Rate Agreements, Currency Agreements or Commodities Agreements or (B) any other agreements, instruments or documents related to any Hedging Obligations or to any of the assets referred to in any of subclauses (i) through (iii) of this clause (y);

(c) any property that (A) would otherwise be included in the Security Collateral (and such property shall not be deemed to constitute a part of the Security Collateral) if such property (x) has been sold or otherwise transferred in connection with (i) a Special Purpose Financing, (ii) a Sale and Leaseback Transaction the proceeds of which are applied pursuant to subsection 3.4 of the Cash Flow Credit Agreement (or, should the subsection numbering or organization of the Cash Flow Credit Agreement be changed following an amendment thereto or a modification or replacement thereof, the corresponding subsection of the Cash Flow Credit Agreement) if and to the extent required thereby or (iii) an Exempt Sale and Leaseback Transaction, (y) constitutes the Proceeds or products of any property that has been sold or otherwise transferred pursuant to such Special Purpose Financing, Sale and Leaseback Transaction or Exempt Sale and Leaseback Transaction (other than any payments received by such Granting Party in payment for the sale and transfer of such property in such Special Purpose Financing, Sale and Leaseback Transaction or Exempt Sale and Leaseback Transaction) or (z) is subject to any Liens securing Indebtedness incurred in compliance with subsection 7.1(b)(ix) of the Cash Flow Credit Agreement (or, should the subsection numbering or organization of the Cash Flow Credit Agreement be changed following an amendment thereto or a modification or replacement thereof, the corresponding subsection of the Cash Flow Credit Agreement), or Liens permitted under subsection 7.2(k)(4) or 7.2(p)(12) of the Cash Flow Credit Agreement (or, should the subsection numbering or organization of the Cash Flow Credit Agreement be changed following an amendment thereto or a modification or replacement thereof, the corresponding subsection of the Cash Flow Credit Agreement) or (B) is subject to any Permitted Lien and consists of property subject to any such sale and leaseback transaction or general intangibles related thereto (but only for so long as such Liens are in place);

(d) each Granting Party acknowledges that certain of the Pledged Collateral of such Granting Party may now or in the future consist of ULC Shares, and that it is the intention of the U.S. ABL Collateral Agent and each Granting Party that neither the U.S. ABL Collateral Agent nor any other Secured Party should under any circumstances prior to realization be held to be a “member” or “shareholder”, as applicable, of a ULC for the purposes of any ULC Laws. Therefore, notwithstanding any provisions to the contrary contained in this Agreement, the ABL Credit Agreement or any other Loan Document, where a Granting Party is the registered and beneficial owner of ULC Shares which are Pledged Collateral of such Granting Party, such Granting Party will remain the sole registered and beneficial owner of such ULC Shares until such time as such ULC Shares are effectively transferred into the name of the U.S. ABL Collateral Agent, any other Secured Party, or any other Person on the books and records of the applicable ULC. Accordingly, each Granting Party shall be entitled to receive and retain for its own account any dividend or other distribution, if any, in respect of such ULC Shares (except for any dividend or distribution comprised of share certificates representing Pledged Collateral, which shall be delivered to the U.S. ABL Collateral Agent to hold as Pledged Collateral hereunder) and shall have the right to vote such ULC Shares and to control the direction, management and policies of the applicable ULC to the same extent as such Granting Party would if such ULC Shares were not pledged to the U.S. ABL Collateral Agent pursuant hereto. Nothing in this Agreement, the ABL Credit Agreement or any other Loan Document is intended to, and nothing in this Agreement, the ABL Credit Agreement or any other Loan Document shall, constitute the U.S. ABL Collateral Agent, any other Secured Party, or any other Person other than the applicable Granting Party, a member or shareholder of a ULC for the purposes of any ULC Laws (whether listed or unlisted, registered or beneficial), until such time as notice is given to such Granting Party and further steps are taken pursuant hereto or thereto so as to register the U.S. ABL Collateral Agent, any other Secured Party, or such other Person, as specified in such notice, as the holder of the ULC Shares. To the extent any provision hereof would have the effect of constituting the U.S. ABL Collateral Agent or any other Secured Party as a member or a shareholder, as applicable, of any ULC prior to such time, such provision shall be severed herefrom and shall be ineffective with respect to ULC Shares which are Pledged Collateral of any Granting Party, without otherwise invalidating or rendering unenforceable this Agreement or invalidating or rendering unenforceable such provision insofar as it relates to Pledged Collateral of any Granting Party which is not ULC Shares. Except upon the exercise of rights of the U.S. ABL Collateral Agent to sell, transfer or otherwise dispose of ULC Shares in accordance with this Agreement, each Granting Party shall not cause or permit, or enable an Issuer that is a ULC to cause or permit, the U.S. ABL Collateral Agent or any other Secured Party to: (a) be registered as a shareholder or member of such Issuer; (b) have any notation entered in their favor in the share register of such Issuer; (c) be held out as shareholders or members of such Issuer; (d) receive, directly or indirectly, any dividends, property or other distributions from such Issuer by reason of the U.S. ABL Collateral Agent holding the Security Interests over the ULC Shares; or (e) act as a shareholder of such Issuer, or exercise any rights of a shareholder including the right to attend a meeting of shareholders of such Issuer or to vote its ULC Shares;

(e) Capital Stock which is specifically excluded from the definition of Pledged Stock by virtue of the proviso contained in the parenthetical to such definition;

(f) those assets over which the granting of security interests in such assets (i) would be prohibited by a contract permitted under the ABL Credit Agreement, by applicable law or regulation or the organizational or joint venture documents of any non-wholly owned Subsidiary (after giving effect to Sections 9-406(d), 9-407(a), 9-408(a) or 9-409 of the UCC (or any successor provision or provisions) or any other applicable law (including the Bankruptcy Code) or principles of equity), or (ii) to the extent that such security interests would result in material adverse tax consequences as reasonably determined by the Borrower;

(g) any interest in leased real property;

(h) any property that would not otherwise be ABL Priority Collateral and is an Excluded Asset (as such term is defined in the Cash Flow Guarantee and Collateral Agreement);

(i) Foreign Intellectual Property; and

(j) any Vehicles and any other assets subject to certificate of title.

3.4 Intercreditor Relations. Notwithstanding anything herein to the contrary, it is the understanding of the parties that the Liens granted pursuant to subsections 3.1 and 3.2 hereof shall (x) with respect to all Security Collateral other than ABL Priority Collateral, prior to the Discharge of Cash Flow Collateral Obligations, be subject and subordinate to the Liens granted to the Cash Flow Collateral Agent (as defined in the Base Intercreditor Agreement) for the benefit of the holders of the Cash Flow Collateral Obligations to secure the Cash Flow Collateral Obligations pursuant to the relevant Cash Flow Collateral Documents (as defined in the Base Intercreditor Agreement), (y) with respect to all Security Collateral other than ABL Priority Collateral, prior to the Discharge of Additional Obligations, be subject and subordinate to the Liens granted to any Additional Agent for the benefit of the holders of the applicable Additional Obligations to secure such Additional Obligations pursuant to the applicable Additional Collateral Documents (as defined in the Base Intercreditor Agreement) (except, in the case of this clause (y), as may be separately otherwise agreed between the U.S. ABL Collateral Agent, on behalf of itself and the Secured Parties, and any Additional Agent, on behalf of itself and the Additional Secured Parties (as defined in the Base Intercreditor Agreement) represented thereby). The U.S. ABL Collateral Agent acknowledges and agrees that the relative priority of such Liens granted to the U.S. ABL Collateral Agent, the Cash Flow Collateral Agent, the First Lien Note Agent, the Second Lien Note Agent and any Additional Agent may be determined solely pursuant to the applicable Intercreditor Agreements, and not by priority as a matter of law or otherwise. Notwithstanding anything herein to the contrary, the Liens and security interest granted to the U.S. ABL Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the U.S. ABL Collateral Agent hereunder are subject to the provisions of the applicable Intercreditor Agreements. In the event of any conflict between the terms of any Intercreditor Agreement and this Agreement, the terms of the applicable Intercreditor Agreement shall govern and control as among (i) the U.S. ABL Collateral Agent, the Cash Flow Collateral Agent, the First Lien Note Agent, the Second Lien Note Agent and any Additional Agent, in the case of the Base Intercreditor Agreement and (ii) the U.S. ABL Collateral Agent and any other secured creditor (or agent therefor) party thereto, in the case of any other Intercreditor Agreement. In the event of any such conflict, each Grantor may act (or omit to act) in accordance with such Intercreditor Agreement, and shall not be in breach, violation or default of its obligations hereunder by reason of doing so. Notwithstanding any other provision hereof, (x) for so long as any Cash Flow Collateral Obligations remain outstanding, any obligation hereunder to deliver to the U.S. ABL Collateral Agent any Security Collateral constituting Cash Flow Priority Collateral shall be satisfied by causing such Cash Flow Priority Collateral to be delivered to the Cash Flow Collateral Agent (as defined in the Base Intercreditor Agreement) to be held in accordance with the Base Intercreditor Agreement and (y) for so long as any First Lien Note Obligations, Second Lien Note Obligations or Additional Obligations remain outstanding, any obligation hereunder to deliver to the U.S. ABL Collateral Agent any Security Collateral shall be satisfied by causing such Security Collateral to be delivered to the U.S. ABL Collateral Agent, or the applicable Collateral Representative, Cash Flow Collateral Agent, First Lien Note Agent, or any Additional Agent, as applicable, to be held in accordance with any applicable Intercreditor Agreement.

SECTION 4 REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties of Each Guarantor. To induce the U.S. ABL Collateral Agent and the Lenders to enter into the ABL Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Guarantor hereby represents and warrants to the U.S. ABL Collateral Agent and each other Secured Party that the representations and warranties set forth in Section 5 of the ABL Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which representations and warranties is hereby incorporated herein by reference, are true and correct in all material respects, and the U.S. ABL

Collateral Agent and each other Secured Party shall be entitled to rely on each of such representations and warranties as if fully set forth herein; provided that each reference in each such representation and warranty to the Parent Borrower’s knowledge shall, for the purposes of this subsection 4.1, be deemed to be a reference to such Guarantor’s knowledge.

4.2 Representations and Warranties of Each Grantor. To induce the U.S. ABL Collateral Agent and the Lenders to enter into the ABL Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby represents and warrants to the U.S. ABL Collateral Agent and each other Secured Party that, in each case after giving effect to the Transactions:

4.2.1 Title; No Other Liens. Except for the security interests granted to the U.S. ABL Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on such Grantor’s Security Collateral by the ABL Credit Agreement (including, without limitation, in respect of Liens described in the definition of “Permitted Liens” in the ABL Credit Agreement), such Grantor owns each item of such Grantor’s Collateral free and clear of any and all Liens. Except as set forth on Schedule 3, no currently effective financing statement or other similar public notice with respect to any Lien securing Indebtedness on all or any part of such Grantor’s Security Collateral is on file or of record in any public office in the United States of America, any state, territory or dependency thereof or the District of Columbia, except such as have been filed in favor of the U.S. ABL Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement or as are in respect of Liens permitted by the ABL Credit Agreement (including, without limitation, in respect of Liens described in the definition of “Permitted Liens” in the ABL Credit Agreement) or any other Loan Document or for which termination statements will be delivered on the Closing Date.

4.2.2 Perfection; Priority.

(a) This Agreement is effective to create, as collateral security for the Obligations of such Grantor, valid and enforceable Liens on such Grantor’s Security Collateral in favor of the U.S. ABL Collateral Agent for the benefit of the Secured Parties, except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(b) Except with regard to (i) Liens (if any) on Specified Assets and (ii) any rights reserved in favor of the United States government as required by law (if any), upon the completion of the Filings and, with respect to Instruments, Chattel Paper and Documents, upon the earlier of such Filing or the delivery to and continuing possession by the U.S. ABL Collateral Agent or the applicable Collateral Representative, Cash Flow Collateral Agent, First Lien Note Agent, or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, of all Instruments, Chattel Paper and Documents a security interest in which is perfected by possession, and the obtaining and maintenance of “control” (as described in the Code) by the U.S. ABL Collateral Agent or the applicable Collateral Representative, Cash Flow Collateral Agent, First Lien Note Agent, or any Additional Agent, as applicable (or their respective agents appointed for purposes of perfection), in accordance with any applicable Intercreditor Agreement of the Collateral Proceeds Account, Letter of Credit Rights and Electronic Chattel Paper a security interest in which is perfected by “control,” the Liens created pursuant to this Agreement will constitute valid Liens on and (to the extent provided herein) perfected security interests in such Grantor’s Security Collateral in favor of the U.S. ABL Collateral Agent for the benefit of the Secured Parties, and will be prior to all other Liens of all other Persons other than Permitted Liens (and subject to any applicable Intercreditor Agreement), and enforceable as such as against all other Persons other than Ordinary Course Transferees, except to the extent that the recording of an assignment or other transfer of title to the U.S. ABL Collateral Agent or the applicable Collateral Representative, Cash Flow Collateral Agent, First Lien Note Agent, or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement or the recording of other applicable documents in the United States Patent and Trademark Office or United States Copyright Office may be necessary for perfection or enforceability, and except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) or by an implied covenant of good faith and fair dealing. As used in this subsection 4.2.2(b), the following terms shall have the following meanings:

“Filings”: the filing or recording of (i) the Financing Statements as set forth in Schedule 3, (ii) this Agreement or a short form or notice thereof with respect to Intellectual Property as set forth in Schedule 3, and (iii) any filings after the Closing Date in any other jurisdiction as may be necessary under any Requirement of Law.

“Financing Statements”: the financing statements delivered to the U.S. ABL Collateral Agent by such Grantor on the Closing Date for filing in the jurisdictions listed in Schedule 4.

“Ordinary Course Transferees”: (i) with respect to goods only, buyers in the ordinary course of business and lessees in the ordinary course of business to the extent provided in Section 9-320(a) and 9-321 of the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction, (ii) with respect to general intangibles only, licensees in the ordinary course of business to the extent provided in Section 9-321 of the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction and (iii) any other Person that is entitled to take free of the Lien pursuant to the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

“Permitted Liens”: Liens permitted pursuant to the Loan Documents, including, without limitation, those permitted to exist pursuant to the definition of “Permitted Liens” in the ABL Credit Agreement.

“Specified Assets”: the following property and assets of such Grantor:

(1)	Patents, Patent Licenses, Trademarks and Trademark Licenses to the extent that (a) Liens thereon cannot be perfected by the filing of financing statements under the Uniform Commercial Code or by the filing and acceptance of this Agreement or short form thereof in the United States Patent and Trademark Office or (b) such Patents, Patent Licenses, Trademarks and Trademark Licenses are not, individually or in the aggregate, material to the business of the Parent Borrower and its Subsidiaries taken as a whole;

(2)	Copyrights and Copyright Licenses and Accounts or receivables arising therefrom to the extent that the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction is not applicable to the creation or perfection of Liens thereon or Liens thereon that cannot be perfected by the filing and acceptance of this Agreement or short form thereof in the United States Copyright Office;

(3)	Collateral for which the perfection of Liens thereon requires filings in or other actions under the laws of jurisdictions outside of the United States of America, any State, territory or dependency thereof or the District of Columbia;

(4)	goods included in Collateral received by any Person from any Grantor for “sale or return” within the meaning of Section 2-326 of the Uniform Commercial Code of the applicable jurisdiction, to the extent of claims of creditors of such Person;

(5)	Proceeds of Accounts, receivables or Inventory which do not themselves constitute Collateral or which have not been transferred to or deposited in the Collateral Proceeds Account (if any) or the Concentration Account of a Grantor subject to the U.S. ABL Collateral Agent’s control;

(6)	Contracts, Accounts or receivables subject to the Assignment of Claims Act;

(7)	Fixtures; and

(8)	uncertificated securities (to the extent a security interest is not perfected by the filing of a financing statement).

4.2.3 Jurisdiction of Organization. On the date hereof, such Grantor’s jurisdiction of organization is specified on Schedule 4.

4.2.4 Farm Products. None of such Grantor’s Collateral constitutes, or is the Proceeds of, Farm Products.

4.2.5 Accounts Receivable. The amounts represented by such Grantor to the Administrative Agent or the other Secured Parties from time to time as owing by each account debtor or by all account debtors in respect of such Grantor’s Accounts Receivable constituting ABL Priority Collateral will at such time be the correct amount, in all material respects, actually owing by such account debtor or debtors thereunder, except to the extent that appropriate reserves therefor have been established on the books of such Grantor in accordance with GAAP. Unless otherwise indicated in writing to the Administrative Agent, each Account Receivable of such Grantor arises out of a bona fide sale and delivery of goods or rendition of services by such Grantor. Such Grantor has not given any account debtor any deduction in respect of the amount due under any such Account, except in the ordinary course of business or as such Grantor may otherwise advise the Administrative Agent in writing.

4.2.6 Patents, Copyrights and Trademarks. Schedule 5 lists all material Trademarks, material Copyrights and material Patents, in each case, registered in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and owned by such Grantor in its own name as of the date hereof, and all material Trademark Licenses, all material

Copyright Licenses and all material Patent Licenses (including, without limitation, material Trademark Licenses for registered Trademarks, material Copyright Licenses for registered Copyrights and material Patent Licenses for registered Patents) owned by such Grantor in its own name as of the date hereof, in each case, other than Foreign Intellectual Property.

4.3 Representations and Warranties of Each Pledgor. To induce the U.S. ABL Collateral Agent, the Administrative Agent and the Lenders to enter into the ABL Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Pledgor hereby represents and warrants to the U.S. ABL Collateral Agent and each other Secured Party that:

4.3.1 Except as provided in subsection 3.3, the shares of Pledged Stock pledged by such Pledgor hereunder constitute (i) in the case of shares of a Domestic Subsidiary, all the issued and outstanding shares of all classes of the Capital Stock of such Domestic Subsidiary owned by such Pledgor and (ii) in the case of any Pledged Stock constituting Capital Stock of any Foreign Subsidiary, such percentage (not more than 65%) as is specified on Schedule 2 of all the issued and outstanding shares of all classes of the Capital Stock of each such Foreign Subsidiary owned by such Pledgor.

4.3.2 [Reserved].

4.3.3 Such Pledgor is the record and beneficial owner of, and has good title to, the Pledged Securities pledged by it hereunder, free of any and all Liens securing Indebtedness owing to any other Person, except the security interest created by this Agreement and Liens arising by operation of law or Permitted Liens.

4.3.4 Except with respect to security interests in Pledged Securities (if any) constituting Specified Assets, upon delivery to the U.S. ABL Collateral Agent or the applicable Collateral Representative, Cash Flow Collateral Agent, First Lien Note Agent, or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, of the certificates evidencing the Pledged Securities held by such Pledgor together with executed undated stock powers or other instruments of transfer, the security interest created in such Pledged Securities constituting certificated securities by this Agreement, assuming the continuing possession of such Pledged Securities by the U.S. ABL Collateral Agent or the applicable Collateral Representative, Cash Flow Collateral Agent, First Lien Note Agent, or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, will constitute a valid, perfected first priority (subject, in terms of priority only, to the priority of the Liens of the applicable Collateral Representative, Cash Flow Collateral Agent, First Lien Note Agent, or any Additional Agent) security interest in such Pledged Securities to the extent provided in and governed by the Code, in each case subject to Permitted Liens (and any applicable Intercreditor Agreement) enforceable in accordance with its terms against all creditors of such Pledgor and any Persons purporting to purchase such Pledged Securities from such Pledgor, except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

4.3.5 Except with respect to security interests in Pledged Securities (if any) constituting Specified Assets, upon the obtaining and maintenance of “control” (as described in the Code) by the U.S. ABL Collateral Agent or the applicable Collateral Representative, Cash

Flow Collateral Agent, First Lien Note Agent, or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement (or their respective agents appointed for purposes of perfection), of all Pledged Securities that constitute uncertificated securities, the security interest created by this Agreement in such Pledged Securities that constitute uncertificated securities, will constitute a valid, perfected first priority (subject, in terms of priority only, to the priority of the Liens of the applicable Collateral Representative, Cash Flow Collateral Agent, First Lien Note Agent, or any Additional Agent) security interest in such Pledged Securities constituting uncertificated securities to the extent provided in and governed by the Code, in each case subject to Permitted Liens (and any applicable Intercreditor Agreement), enforceable in accordance with its terms against all creditors of such Pledgor and any persons purporting to purchase such Pledged Securities from such Pledgor, to the extent provided in and governed by the Code, except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

SECTION 5 COVENANTS

5.1 Covenants of Each Guarantor. Each Guarantor covenants and agrees with the U.S. ABL Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earliest to occur of (i) the date upon which the Loans and all other Obligations then due and owing, shall have been paid in full in cash and the Commitments shall have terminated, (ii) as to any Guarantor, the date upon which all the Capital Stock of such Guarantor shall have been sold or otherwise disposed of (to a Person other than the Parent Borrower or a Restricted Subsidiary) in accordance with the terms of the ABL Credit Agreement or (iii) as to any Guarantor, the designation of such Guarantor as an Unrestricted Subsidiary, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Restricted Subsidiaries.

5.2 Covenants of Each Grantor. Each Grantor covenants and agrees with the U.S. ABL Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earlier to occur of (i) the date upon which the Loans and all other Obligations then due and owing shall have been paid in full in cash and the Commitments shall have terminated, (ii) as to any Grantor, the date upon which all the Capital Stock of such Grantor shall have been sold or otherwise disposed of (to a Person other than the Parent Borrower or a Restricted Subsidiary) in accordance with the terms of the ABL Credit Agreement or (iii) as to any Grantor, the designation of such Grantor as an Unrestricted Subsidiary:

5.2.1 Delivery of Instruments and Chattel Paper. If any amount payable under or in connection with any of such Grantor’s Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Grantor shall (except as provided in the following sentence) be entitled to retain possession of all Collateral of such Grantor evidenced by any Instrument or Chattel Paper, and shall hold all such Collateral in trust for the U.S. ABL Collateral Agent, for the benefit of the Secured Parties. In the event that an Event of Default shall have occurred and be continuing, upon the request of the U.S. ABL Collateral Agent or the applicable Collateral Representative, the Cash Flow Collateral Agent, First Lien Note Agent, or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, such Instrument or Chattel Paper shall be promptly delivered to the U.S. ABL Collateral Agent or the applicable Collateral Representative, Cash Flow Collateral Agent, First Lien Note Agent, or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, duly indorsed in a manner reasonably satisfactory to the U.S. ABL Collateral Agent or the applicable Collateral Representative, Cash Flow Collateral Agent, First Lien Note Agent, or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, to be held as Collateral pursuant to this Agreement. Such Grantor shall not permit any other Person to possess any such Collateral at any time other than in connection with any sale or other disposition of such Collateral in a transaction permitted by the ABL Credit Agreement or as contemplated by the Intercreditor Agreements.

5.2.2 Maintenance of Insurance. Such Grantor will maintain with financially sound and reputable insurance companies insurance on, or self insure, all property material to the business of the Parent Borrower and its Subsidiaries, taken as a whole, in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are consistent with the past practices of the Parent Borrower and its Subsidiaries and otherwise as are usually insured against in the same general area by companies engaged in the same or a similar business; furnish to the U.S. ABL Collateral Agent, upon written request, information in reasonable detail as to the insurance carried.

5.2.3 Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all material taxes, assessments and governmental charges or levies imposed upon such Grantor’s Collateral or in respect of income or profits therefrom, as well as all material claims of any kind (including, without limitation, material claims for labor, materials and supplies) against or with respect to such Grantor’s Collateral, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and except to the extent that failure to do so, in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

5.2.4 Maintenance of Perfected Security Interest; Further Documentation.

(a) Such Grantor shall maintain the security interest created by this Agreement in such Grantor’s Collateral as a security interest having at least the perfection and priority described in subsection 4.2.2 and shall defend such security interest against the claims and demands of all Persons whomsoever.

(b) Such Grantor will furnish to the U.S. ABL Collateral Agent from time to time statements and schedules further identifying and describing such Grantor’s Collateral and such other reports in connection with such Grantor’s Collateral as the U.S. ABL Collateral Agent may reasonably request in writing, all in reasonable detail.

(c) At any time and from time to time, upon the written request of the U.S. ABL Collateral Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the U.S. ABL Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted by such Grantor, including, without limitation, the filing of any financing or continuation statements under the

Uniform Commercial Code (or other similar laws) in effect in any United States jurisdiction with respect to the security interests created hereby; provided that, notwithstanding any other provision of this Agreement or any other Loan Document, neither the Parent Borrower nor any Grantor will be required to (i) take any action in any jurisdiction other than the United States of America, or required by the laws of any such jurisdiction, or to enter into any security agreement or pledge agreement governed by the laws of any such jurisdiction, in order to create any security interests (or other Liens) in assets located or titled outside of the United States of America or to perfect any security interests (or other Liens) in any Collateral, (ii) deliver control agreements with respect to, or confer perfection by “control” over, any deposit accounts, bank or securities account or other Collateral, except (A) as required by subsection 4.16 of the ABL Credit Agreement and (B) in the case of Collateral that constitutes Capital Stock or Intercompany Notes in certificated form, delivering such Capital Stock or Intercompany Notes (in the case of Intercompany Notes, limited to any such note with a principal amount in excess of $3,000,000) to the U.S. ABL Collateral Agent (or another Person as required under any applicable Intercreditor Agreement), or (iii) deliver landlord lien waivers, estoppels or collateral access letters. It is understood and agreed that no Grantor shall be required to file any fixture filing with respect to any security interest in Fixtures affixed to or attached to any real property that is not subject to a Mortgage pursuant to the ABL Credit Agreement.

5.2.5 Changes in Name, Jurisdiction of Organization, etc. Such Grantor will give prompt written notice to the U.S. ABL Collateral Agent of any change in its name or jurisdiction of organization (whether by merger or otherwise) (and in any event, within 30 days of such change); provided that, promptly after receiving a written request therefor from the U.S. ABL Collateral Agent, such Grantor shall deliver to the U.S. ABL Collateral Agent all additional financing statements and other documents reasonably requested by the U.S. ABL Collateral Agent to maintain the validity, perfection and priority of the security interests as and to the extent provided for herein.

5.2.6 Notices. Such Grantor will advise the U.S. ABL Collateral Agent promptly, in reasonable detail, of:

(a) any Lien (other than security interests created hereby or Permitted Liens) on any of such Grantor’s Collateral which would materially adversely affect the ability of the U.S. ABL Collateral Agent to exercise any of its remedies hereunder; and

(b) the occurrence of any other event which would reasonably be expected to have a material adverse effect on the security interests created hereby.

5.2.7 Pledged Stock. In the case of each Grantor that is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Stock other than ULC Shares issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the U.S. ABL Collateral Agent promptly in writing of the occurrence of any of the events described in subsection 5.3.1 with respect to the Pledged Stock issued by it and (iii) the terms of subsections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to subsection 6.3(c) or 6.7 with respect to the Pledged Stock other than ULC Shares issued by it.

5.2.8 Accounts Receivable.

(a) With respect to Accounts Receivable constituting ABL Priority Collateral, other than in the ordinary course of business or as permitted by the Loan Documents, such Grantor will not (i) grant any extension of the time of payment of any of such Grantor’s Accounts Receivable, (ii) compromise or settle any such Account Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any such Account Receivable, (iv) allow any credit or discount whatsoever on any such Account Receivable or (v) amend, supplement or modify any such Account Receivable unless such extensions, compromises, settlements, releases, credits or discounts would not reasonably be expected to materially adversely affect the value of the Accounts Receivable constituting ABL Priority Collateral taken as a whole.

(b) Such Grantor will deliver to the U.S. ABL Collateral Agent a copy of each material demand, notice or document received by it with respect to Accounts Receivable constituting ABL Priority Collateral that questions or calls into doubt the validity or enforceability of more than 10% of the aggregate amount of the then outstanding Accounts Receivable.

5.2.9 Maintenance of Records. Such Grantor will keep and maintain at its own cost and expense reasonably satisfactory and complete records of its Collateral, including, without limitation, a record of all payments received and all credits granted with respect to such Collateral, and shall mark such records to evidence this Agreement and the Liens and the security interests created hereby.

5.2.10 Acquisition of Intellectual Property. Within 90 days after the end of each calendar year, such Grantor will notify the U.S. ABL Collateral Agent of any acquisition by such Grantor of (i) any registration of any material United States Copyright, Patent or Trademark or (ii) any exclusive rights under a material United States Copyright License, Patent License or Trademark License constituting Collateral, and shall take such actions as may be reasonably requested by the U.S. ABL Collateral Agent (but only to the extent such actions are within such Grantor’s control) to perfect the security interest granted to the U.S. ABL Collateral Agent and the other Secured Parties therein, to the extent provided herein in respect of any United States Copyright, Patent or Trademark constituting Collateral on the date hereof, by (x) the execution and delivery of an amendment or supplement to this Agreement (or amendments to any such agreement previously executed or delivered by such Grantor) and/or (y) the making of appropriate filings (I) of financing statements under the Uniform Commercial Code of any applicable jurisdiction and/or (II) in the United States Patent and Trademark Office, or with respect to Copyrights and Copyright Licenses, the United States Copyright Office or any other applicable United State Governmental Authority.

5.2.11 Protection of Trade Secrets. Such Grantor shall take all steps which it deems commercially reasonable to preserve and protect the secrecy of all material Trade Secrets of such Grantor.

5.3 Covenants of Each Pledgor. Each Pledgor covenants and agrees with the U.S. ABL Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earliest to occur of (i) the Loans and all other Obligations then due and owing shall have been paid in full in cash and the Commitments shall have terminated, (ii) as to any Pledgor, all the Capital Stock of such

Pledgor shall have been sold or otherwise disposed of (to a Person other than the Parent Borrower or a Restricted Subsidiary) as permitted under the terms of the ABL Credit Agreement or (iii) the designation of such Pledgor as an Unrestricted Subsidiary.

5.3.1 Additional Shares. If such Pledgor shall, as a result of its ownership of its Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any stock certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), stock option or similar rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Pledgor shall accept the same as the agent for the U.S. ABL Collateral Agent and the other Secured Parties, hold the same in trust for the U.S. ABL Collateral Agent and the other Secured Parties and deliver the same forthwith to the U.S. ABL Collateral Agent (that will hold the same on behalf of the Secured Parties) or the applicable Collateral Representative, Cash Flow Collateral Agent, First Lien Note Agent, or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, in the exact form received, duly indorsed by such Pledgor to the U.S. ABL Collateral Agent or the applicable Collateral Representative, Cash Flow Collateral Agent, First Lien Note Agent, or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, if required, or accompanied by an undated stock power covering such certificate duly executed in blank by such Pledgor, to be held by the U.S. ABL Collateral Agent or the applicable Collateral Representative, Cash Flow Collateral Agent, First Lien Note Agent, or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, subject to the terms hereof, as additional collateral security for the Obligations (subject to subsection 3.3 and provided that in no event shall there be pledged, nor shall any Pledgor be required to pledge, more than 65% of any series of the outstanding Capital Stock of any Foreign Subsidiary pursuant to this Agreement). Except in the case of ULC Shares, any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any Issuer (except any liquidation or dissolution of any Subsidiary of the Parent Borrower permitted by the ABL Credit Agreement) shall be paid over to the U.S. ABL Collateral Agent or the applicable Collateral Representative, Cash Flow Collateral Agent, First Lien Note Agent, or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, to be held by the U.S. ABL Collateral Agent or the applicable Collateral Representative, Cash Flow Collateral Agent, First Lien Note Agent, or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, subject to the terms hereof as additional collateral security for the Obligations, and, except in the case of ULC Shares, in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the U.S. ABL Collateral Agent, be delivered to the U.S. ABL Collateral Agent, or the applicable Collateral Representative, Cash Flow Collateral Agent, First Lien Note Agent, or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, to be held by the U.S. ABL Collateral Agent or the applicable Collateral Representative, Cash Flow Collateral Agent, First Lien Note Agent, or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, subject to the terms hereof as additional collateral security for the Obligations, in each case except as otherwise provided by the Intercreditor Agreement. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by such Pledgor, such Pledgor shall, until such money or property is paid or delivered to the U.S. ABL Collateral Agent or the applicable Collateral Representative, Cash Flow Collateral Agent, First Lien Note Agent, or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, hold such money or property in trust for the Secured Parties, segregated from other funds of such Pledgor, as additional collateral security for the Obligations.

5.3.2 [Reserved].

5.3.3 Pledged Notes. Such Pledgor shall, on the date of this Agreement (or on such later date upon which it becomes a party hereto pursuant to subsection 9.15), deliver to the U.S. ABL Collateral Agent, or the applicable Collateral Representative, Cash Flow Collateral Agent, First Lien Note Agent, or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, all Pledged Notes then held by such Pledgor (excluding any Pledged Note the principal amount of which does not exceed $3,000,000), endorsed in blank or, at the request of the U.S. ABL Collateral Agent or the applicable Collateral Representative, Cash Flow Collateral Agent, First Lien Note Agent, or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, endorsed to the U.S. ABL Collateral Agent or the applicable Collateral Representative, Cash Flow Collateral Agent, First Lien Note Agent, or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement. Furthermore, within ten Business Days after any Pledgor obtains a Pledged Note with a principal amount in excess of $3,000,000, such Pledgor shall cause such Pledged Note to be delivered to the U.S. ABL Collateral Agent or the applicable Collateral Representative, Cash Flow Collateral Agent, First Lien Note Agent, or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, endorsed in blank or, at the request of the U.S. ABL Collateral Agent or the applicable Collateral Representative, Cash Flow Collateral Agent, First Lien Note Agent, or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, endorsed to the U.S. ABL Collateral Agent or the applicable Collateral Representative, Cash Flow Collateral Agent, First Lien Note Agent, or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement.

5.3.4 Maintenance of Security Interest. Such Pledgor shall maintain the security interest created by this Agreement in such Pledgor’s Pledged Collateral as a security interest having at least the perfection and priority described in subsection 4.3.4 or 4.3.5, as applicable, and shall defend such security interest against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the U.S. ABL Collateral Agent and at the sole expense of such Pledgor, such Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the U.S. ABL Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted by such Pledgor; provided that, notwithstanding any other provision of this Agreement or any other Loan Document, neither the Parent Borrower nor any Pledgor will be required to (i) take any action in any jurisdiction other than the United States of America, or required by the laws of any such jurisdiction, or to enter into any security agreement or pledge agreement governed by the laws of any such jurisdiction, in order to create any security interests (or other Liens) in assets located or titled outside of the United States of America or to perfect any security interests (or other Liens) in any Collateral, (ii) deliver control agreements with respect to, or confer perfection by “control” over, any deposit accounts, bank or securities account or other Collateral, except (A) as required by subsection 4.16 of the ABL Credit Agreement and (B) in the case of Collateral that constitutes Capital Stock or

Intercompany Notes in certificated form, delivering such Capital Stock or Intercompany Notes (in the case of Intercompany Notes, limited to any such note with a principal amount in excess of $3,000,000) to the U.S. ABL Collateral Agent (or another Person as required under any applicable Intercreditor Agreement), or (iii) deliver landlord lien waivers, estoppels or collateral access letters.

SECTION 6 REMEDIAL PROVISIONS

6.1 Certain Matters Relating to Accounts.

(a) At any time and from time to time after the occurrence and during the continuance of an Event of Default, the U.S. ABL Collateral Agent shall have the right to make test verifications of the Accounts Receivable constituting Collateral in any reasonable manner and through any reasonable medium that it reasonably considers advisable, and the relevant Grantor shall furnish all such assistance and information as the U.S. ABL Collateral Agent may reasonably require in connection with such test verifications. At any time and from time to time after the occurrence and during the continuance of an Event of Default, upon the U.S. ABL Collateral Agent’s reasonable request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others reasonably satisfactory to the U.S. ABL Collateral Agent to furnish to the U.S. ABL Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts Receivable constituting Collateral.

(b) The U.S. ABL Collateral Agent hereby authorizes each Grantor to collect such Grantor’s Accounts Receivable and the U.S. ABL Collateral Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default specified in subsection 9(a) of the ABL Credit Agreement. If required by the U.S. ABL Collateral Agent at any time after the occurrence and during the continuance of an Event of Default specified in subsection 9(a) of the ABL Credit Agreement, any Proceeds constituting payments or other cash proceeds of Accounts Receivable constituting Collateral, when collected by such Grantor, (i) shall be forthwith (and, in any event, within two Business Days of receipt by such Grantor) deposited in, or otherwise transferred by such Grantor to, the Collateral Proceeds Account, subject to withdrawal by the U.S. ABL Collateral Agent for the account of the Secured Parties only as provided in subsection 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the U.S. ABL Collateral Agent and the other Secured Parties, segregated from other funds of such Grantor. All Proceeds constituting collections or other cash proceeds of Accounts Receivable constituting Collateral while held by the Collateral Account Bank (or by any Grantor in trust for the benefit of the U.S. ABL Collateral Agent and the other Secured Parties) shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided. At any time when an Event of Default specified in subsection 9(a) of the ABL Credit Agreement has occurred and is continuing, at the U.S. ABL Collateral Agent’s election, each of the U.S. ABL Collateral Agent and the Administrative Agent may apply all or any part of the funds on deposit in the Collateral Proceeds Account established by the relevant Grantor to the payment of the Obligations of such Grantor then due and owing, such application to be made as set forth in subsection 6.5. So long as no Event of Default has occurred and is continuing, the funds on deposit in the Collateral Proceeds Account shall be remitted as provided in subsection 6.1(d).

(c) At any time and from time to time after the occurrence and during the continuance of an Event of Default specified in subsection 9(a) of the ABL Credit Agreement, at the U.S. ABL Collateral Agent’s request, each Grantor shall deliver to the U.S. ABL Collateral Agent copies or, if required by the U.S. ABL Collateral Agent for the enforcement thereof or foreclosure thereon, originals of all documents held by such Grantor evidencing, and relating to, the agreements and transactions which gave rise to such Grantor’s Accounts Receivable constituting Collateral, including, without limitation, all statements relating to such Grantor’s Accounts Receivable constituting Collateral and all orders, invoices and shipping receipts.

(d) So long as no Event of Default has occurred and is continuing, the U.S. ABL Collateral Agent shall instruct the Collateral Account Bank to promptly remit any funds on deposit in each Grantor’s Collateral Proceeds Account to such Grantor’s General Fund Account or any other account designated by such Grantor. In the event that an Event of Default has occurred and is continuing, the U.S. ABL Collateral Agent and the Granting Parties agree that the U.S. ABL Collateral Agent, at its option, may require that each Collateral Proceeds Account and the General Fund Account of each Grantor be established at the U.S. ABL Collateral Agent. Each Grantor shall have the right, at any time and from time to time, to withdraw such of its own funds from its own General Fund Account, and to maintain such balances in its General Fund Account, as it shall deem to be necessary or desirable.

6.2 Communications with Obligors; Granting Parties Remain Liable.

(a) The U.S. ABL Collateral Agent in its own name or in the name of others, may at any time and from time to time after the occurrence and during the continuance of an Event of Default specified in subsection 9(a) of the ABL Credit Agreement, communicate with obligors under the Accounts Receivable and parties to the Contracts (in each case, to the extent constituting Collateral) to verify with them to the U.S. ABL Collateral Agent’s satisfaction the existence, amount and terms of any Accounts Receivable or Contracts.

(b) Upon the request of the U.S. ABL Collateral Agent at any time after the occurrence and during the continuance of an Event of Default specified in subsection 9(a) of the ABL Credit Agreement, each Grantor shall notify obligors on such Grantor’s Accounts Receivable and parties to such Grantor’s Contracts (in each case, to the extent constituting Collateral) that such Accounts Receivable and such Contracts have been assigned to the U.S. ABL Collateral Agent, for the benefit of the Secured Parties, and that payments in respect thereof shall be made directly to the U.S. ABL Collateral Agent.

(c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of such Grantor’s Accounts Receivable to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. None of the U.S. ABL Collateral Agent, the Administrative Agent or any other Secured Party shall have any obligation or liability under any Account Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the U.S. ABL Collateral Agent or any other Secured Party of any payment relating thereto, nor shall the U.S. ABL Collateral Agent or any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account Receivable (or any agreement giving rise thereto) to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

6.3 Pledged Stock.

(a) Subject to subsection 3.3(d) hereof, unless an Event of Default shall have occurred and be continuing and the U.S. ABL Collateral Agent shall have given notice to the relevant Pledgor of the U.S.

ABL Collateral Agent’s intent to exercise its corresponding rights pursuant to subsection 6.3(b), each Pledgor shall be permitted to receive all cash dividends and distributions paid in respect of the Pledged Stock (subject to the last two sentences of subsection 5.3.1 of this Agreement) and all payments made in respect of the Pledged Notes, to the extent permitted in the ABL Credit Agreement, and to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no vote shall be cast or corporate right exercised or such other action taken (other than in connection with a transaction expressly permitted by the ABL Credit Agreement) which, in the U.S. ABL Collateral Agent’s reasonable judgment, would materially impair the Pledged Stock or the related rights or remedies of the Secured Parties or which would be inconsistent with or result in any violation of any provision of the ABL Credit Agreement, this Agreement or any other Loan Document.

(b) If an Event of Default shall occur and be continuing and the U.S. ABL Collateral Agent shall give written notice of its intent to exercise such rights to the relevant Pledgor or Pledgors, (i) the U.S. ABL Collateral Agent or the applicable Collateral Representative, Cash Flow Collateral Agent, First Lien Note Agent, or any Additional Agent, as applicable, in accordance with the terms of any applicable Intercreditor Agreement, shall have the right, except in the case of ULC Shares, to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Stock and make application thereof to the Obligations of the relevant Pledgor in such order as is provided in subsection 6.5, and (ii) except in the case of ULC Shares, any or all of the Pledged Stock shall be registered in the name of the U.S. ABL Collateral Agent or the applicable Collateral Representative, Cash Flow Collateral Agent, First Lien Note Agent, or any Additional Agent, or the respective nominee of any thereof, as applicable, in accordance with the terms of any applicable Intercreditor Agreement, and the U.S. ABL Collateral Agent or the Collateral Representative, Cash Flow Collateral Agent, First Lien Note Agent, or any Additional Agent, or acting through its respective nominee, as applicable, in accordance with the terms of any applicable Intercreditor Agreement, may thereafter exercise (x) except in the case of ULC Shares, all voting, corporate and other rights pertaining to such Pledged Stock at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) except in the case of ULC Shares, any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock other than ULC Shares upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the relevant Pledgor or the U.S. ABL Collateral Agent or the applicable Collateral Representative, Cash Flow Collateral Agent, First Lien Note Agent, or any Additional Agent, as applicable, in accordance with the terms of any applicable Intercreditor Agreement, of any right, privilege or option pertaining to such Pledged Stock other than ULC Shares, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock other than ULC Shares with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the U.S. ABL Collateral Agent or the applicable Collateral Representative, Cash Flow Collateral Agent, First Lien Note Agent, or any Additional Agent, as applicable, in accordance with the terms of any applicable Intercreditor Agreement, may reasonably determine), all without liability (other than for its gross negligence or willful misconduct) except to account for property actually received by it, but the U.S. ABL Collateral Agent or the applicable Collateral Representative, Cash Flow Collateral Agent, First Lien Note Agent, or any Additional Agent, as applicable, shall have no duty to any Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing, provided that the U.S. ABL Collateral Agent or the applicable Collateral Representative, Cash Flow Collateral Agent, First Lien Note Agent, or any Additional Agent, as applicable, shall not exercise any voting or other consensual rights pertaining to the Pledged Stock in any way that would constitute an exercise of the remedies described in subsection 6.6 other than in accordance with subsection 6.6.

(c) Each Pledgor hereby authorizes and instructs each Issuer or maker of any Pledged Securities pledged by such Pledgor hereunder other than ULC Shares to (i) comply with any instruction received by it from the U.S. ABL Collateral Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Pledgor, and each Pledgor agrees that each Issuer or maker shall be fully protected in so complying, and (ii) unless otherwise expressly permitted or prohibited hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the U.S. ABL Collateral Agent.

6.4 Proceeds to be Turned Over to the U.S. ABL Collateral Agent. In addition to the rights of the U.S. ABL Collateral Agent and the other Secured Parties specified in subsection 6.1 with respect to payments of Accounts Receivable constituting Collateral, if an Event of Default shall occur and be continuing, and the U.S. ABL Collateral Agent shall have instructed any Grantor to do so, all Proceeds of Security Collateral received by such Grantor consisting of cash, checks and other Cash Equivalent items shall be held by such Grantor in trust for the U.S. ABL Collateral Agent and the other Secured Parties hereto, the Cash Flow Collateral Agent and the other Cash Flow Collateral Secured Parties (as defined in the Base Intercreditor Agreement), the First Lien Note Agent, and the First Lien Noteholder Secured Parties (as defined in the Base Intercreditor Agreement), any Additional Agent and the other applicable Additional Secured Parties (as defined in the Base Intercreditor Agreement), the Second Lien Note Agent and the Second Lien Noteholder Secured Parties (as defined in the Base Intercreditor Agreement) or the applicable Collateral Representative, as applicable, in accordance with the terms of any applicable Intercreditor Agreement, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the U.S. ABL Collateral Agent, the applicable Collateral Representative, the Cash Flow Collateral Agent, First Lien Note Agent, or any Additional Agent, as applicable, in accordance with the terms of any applicable Intercreditor Agreement (or their respective agents appointed for purposes of perfection), in the exact form received by such Grantor (duly indorsed by such Grantor to the U.S. ABL Collateral Agent, or the applicable Collateral Representative, the Cash Flow Collateral Agent, First Lien Note Agent, or any Additional Agent, as applicable, in accordance with the terms of any applicable Intercreditor Agreement, if required). All Proceeds of Security Collateral received by the U.S. ABL Collateral Agent hereunder shall be held by the U.S. ABL Collateral Agent in the relevant Collateral Proceeds Account maintained under its sole dominion and control. All Proceeds of Security Collateral while held by the U.S. ABL Collateral Agent in such Collateral Proceeds Account (or by the relevant Grantor in trust for the U.S. ABL Collateral Agent and the other Secured Parties) shall continue to be held as collateral security for all the Obligations of such Grantor and shall not constitute payment thereof until applied as provided in subsection 6.5.

6.5 Application of Proceeds. It is agreed that if an Event of Default shall occur and be continuing, any and all Proceeds of the relevant Granting Party’s Collateral (as defined in the ABL Credit Agreement) received by the U.S. ABL Collateral Agent (whether from the relevant Granting Party or otherwise) shall be held by the U.S. ABL Collateral Agent for the benefit of the Secured Parties as collateral security for the Obligations of the relevant Granting Party (whether matured or unmatured), and/or then or at any time thereafter may, in the sole discretion of the U.S. ABL Collateral Agent, be applied by the U.S. ABL Collateral Agent against the Obligations of the relevant Granting Party then due and owing in the order of priority set forth in each applicable Intercreditor Agreement.

6.6 Code and Other Remedies. Subject to subsection 3.3(d) hereof, if an Event of Default shall occur and be continuing, the U.S. ABL Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations to the extent permitted by applicable law, all rights and remedies of a secured party under the Code or any other applicable law. Subject to subsection 3.3(d) hereof, without limiting the generality of the foregoing, to the extent permitted by applicable law, the U.S. ABL Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Granting Party or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances, forthwith (subject to the terms of any documentation governing any Special Purpose Financing and subject to each applicable Intercreditor Agreement) collect, receive, appropriate and realize upon the Security Collateral, or any part thereof, and/or may forthwith, subject to any existing reserved rights or licenses, sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Security Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the U.S. ABL Collateral Agent or any other Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The U.S. ABL Collateral Agent or any other Secured Party shall have the right, to the extent permitted by law, upon any such sale or sales, to purchase the whole or any part of the Security Collateral so sold, free of any right or equity of redemption in such Granting Party, which right or equity is hereby waived and released. Each Granting Party further agrees, at the U.S. ABL Collateral Agent’s request (subject to the terms of any documentation governing any Special Purpose Financing), to assemble the Security Collateral and make it available to the U.S. ABL Collateral Agent at places which the U.S. ABL Collateral Agent shall reasonably select, whether at such Granting Party’s premises or elsewhere. The U.S. ABL Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this subsection 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Security Collateral or in any way relating to the Security Collateral or the rights of the U.S. ABL Collateral Agent and the other Secured Parties hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations of the relevant Granting Party then due and owing, in the order of priority specified in subsection 6.5 above, and only after such application and after the payment by the U.S. ABL Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the Code, need the U.S. ABL Collateral Agent account for the surplus, if any, to such Granting Party. To the extent permitted by applicable law, (i) such Granting Party waives all claims, damages and demands it may acquire against the U.S. ABL Collateral Agent or any other Secured Party arising out of the repossession, retention or sale of the Security Collateral, other than any such claims, damages and demands that may arise from the gross negligence or willful misconduct of any of the U.S. ABL Collateral Agent or such other Secured Party, and (ii) if any notice of a proposed sale or other disposition of Security Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

6.7 Registration Rights.

(a) If the U.S. ABL Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to subsection 6.6, and if in the reasonable opinion of the U.S. ABL Collateral Agent it is necessary or reasonably advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Pledgor, subject to subsection 3.3(d) hereof, will use its reasonable best efforts to cause the Issuer thereof to (i) execute and deliver, and use its reasonable best efforts to cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the U.S. ABL Collateral Agent, necessary or advisable to register such Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its reasonable best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of not more than one year from the date of the first public offering of such Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the U.S. ABL Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Such Pledgor agrees to use its reasonable best efforts to cause such Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all states and the District of Columbia that the U.S. ABL Collateral Agent shall reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) that will satisfy the provisions of Section 11(a) of the Securities Act.

(b) Such Pledgor recognizes that the U.S. ABL Collateral Agent may be unable to effect a public sale of any or all such Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Such Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, to the extent permitted by applicable law, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The U.S. ABL Collateral Agent shall not be under any obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(c) Such Pledgor agrees to use its reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of such Pledged Stock pursuant to this subsection 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Such Pledgor further agrees that a breach of any of the covenants contained in this subsection 6.7 will cause irreparable injury to the U.S. ABL Collateral Agent and the Lenders, that the U.S. ABL Collateral Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this subsection 6.7 shall be specifically enforceable against such Pledgor, and, to the extent permitted by applicable law, such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred or is continuing under the ABL Credit Agreement.

6.8 Waiver; Deficiency. Each Granting Party shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Security Collateral are insufficient to pay in full, the Loans and, to the extent then due and owing, all other Obligations of such Granting Party and the reasonable fees and disbursements of any attorneys employed by the U.S. ABL Collateral Agent or any other Secured Party to collect such deficiency.

SECTION 7 THE U.S. ABL COLLATERAL AGENT

7.1 U.S. ABL Collateral Agent’s Appointment as Attorney-in-Fact, etc.

(a) Each Granting Party hereby irrevocably constitutes and appoints the U.S. ABL Collateral Agent and any authorized officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Granting Party and in the name of such Granting Party or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be reasonably necessary or desirable to accomplish the purposes of this Agreement to the extent permitted by applicable law, provided that the U.S. ABL Collateral Agent agrees not to exercise such power except upon the occurrence and during the continuance of any Event of Default and in accordance with and subject to each applicable Intercreditor Agreement. Without limiting the generality of the foregoing, at any time when an Event of Default has occurred and is continuing (in each case to the extent permitted by applicable law) and subject to each applicable Intercreditor Agreement, (x) each Pledgor hereby gives the U.S. ABL Collateral Agent the power and right, on behalf of such Pledgor, without notice or assent by such Pledgor, to execute, in connection with any sale provided for in subsection 6.6 or 6.7, any indorsements, assessments or other instruments of conveyance or transfer with respect to such Pledgor’s Pledged Collateral, and (y) each Grantor hereby gives the U.S. ABL Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i) subject to the terms of any documentation governing any Special Purpose Financing in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account Receivable of such Grantor that constitutes Collateral or with respect to any other Security Collateral of such Grantor and file any claim or take any other action or institute any proceeding in any court of law or equity or otherwise deemed appropriate by the U.S. ABL Collateral Agent for the purpose of collecting any and all such moneys due under any Account Receivable of such Grantor that constitutes Collateral or with respect to any other Collateral of such Grantor whenever payable;

(ii) in the case of any Copyright, Patent, or Trademark constituting Collateral of such Grantor, execute and deliver any and all agreements, instruments, documents and papers as the U.S. ABL Collateral Agent may reasonably request to such Grantor to evidence the U.S. ABL Collateral Agent’s and the Lenders’ security interest in such Copyright, Patent, or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii) pay or discharge taxes and Liens, other than Liens permitted under this Agreement or the other Loan Documents, levied or placed on the Security Collateral of such Grantor, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof; and

(iv) subject to subsection 3.3(d) hereof and to the terms of any documentation governing any Special Purpose Financing, (A) direct any party liable for any payment under any of the Security Collateral of such Grantor to make payment of any and all moneys due or to become due thereunder directly to the U.S. ABL Collateral Agent or as the U.S. ABL Collateral Agent shall direct; (B) ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Security Collateral of such Grantor; (C) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Security Collateral of such Grantor; (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Security Collateral of such Grantor or any portion thereof and to enforce any other right in respect of any Security Collateral of such Grantor; (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral of such Grantor; (F) settle, compromise or adjust any such suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the U.S. ABL Collateral Agent may deem appropriate; (G) subject to any existing reserved rights or licenses, assign any Copyright, Patent or Trademark constituting Collateral of such Grantor (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), for such term or terms, on such conditions, and in such manner, as the U.S. ABL Collateral Agent shall in its sole discretion determine; and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Security Collateral of such Grantor as fully and completely as though the U.S. ABL Collateral Agent were the absolute owner thereof for all purposes, and do, at the U.S. ABL Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the U.S. ABL Collateral Agent deems necessary to protect, preserve or realize upon the Security Collateral of such Grantor and the U.S. ABL Collateral Agent’s and the other Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

(b) The reasonable expenses of the U.S. ABL Collateral Agent incurred in connection with actions undertaken as provided in this subsection 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due ABR Loans, from the date of payment by the U.S. ABL Collateral Agent to the date reimbursed by the relevant Granting Party, shall be payable by such Granting Party to the U.S. ABL Collateral Agent on demand.

(c) Each Granting Party hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable as to the relevant Granting Party until this Agreement is terminated as to such Granting Party, and the security interests in the Security Collateral of such Granting Party created hereby are released.

7.2 Duty of U.S. ABL Collateral Agent. The U.S. ABL Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Security Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the U.S. ABL Collateral Agent deals with similar property for its own account. None of the U.S. ABL Collateral Agent, any other Secured Party or any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Security Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Security Collateral upon the request of any Granting Party or any other Person or, except as otherwise provided herein, to take any other action whatsoever with regard to the Security Collateral or any part thereof. The powers conferred on the U.S. ABL Collateral Agent and the other Secured Parties hereunder are solely to protect the U.S. ABL Collateral Agent’s and the other Secured Parties’ interests in the Security Collateral and shall not impose any duty upon the U.S. ABL Collateral Agent or any other Secured Party to exercise any such powers. The U.S. ABL Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Granting Party for any act or failure to act hereunder, except as otherwise provided herein or for their own gross negligence or willful misconduct.

7.3 Financing Statements. Pursuant to any applicable law, each Granting Party authorizes the U.S. ABL Collateral Agent to file or record financing statements and other filing or recording documents or instruments with respect to such Granting Party’s Security Collateral without the signature of such Granting Party in such form and in such filing offices as the U.S. ABL Collateral Agent reasonably determines appropriate to perfect the security interests of the U.S. ABL Collateral Agent under this Agreement. Each Granting Party authorizes the U.S. ABL Collateral Agent to use any collateral description reasonably determined by the U.S. ABL Collateral Agent, including the collateral description “all personal property” or “all assets” in any such financing statements. The U.S. ABL Collateral Agent agrees to notify the relevant Granting Party of any financing or continuation statement filed by it; provided that any failure to give such notice shall not affect the validity or effectiveness of any such filing.

7.4 Authority of U.S. ABL Collateral Agent. Each Granting Party acknowledges that the rights and responsibilities of the U.S. ABL Collateral Agent under this Agreement with respect to any action taken by the U.S. ABL Collateral Agent or the exercise or non-exercise by the U.S. ABL Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement or any amendment, supplement or other modification of this Agreement shall, as between the U.S. ABL Collateral Agent and the Secured Parties, be governed by the ABL Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the U.S. ABL Collateral Agent and the Granting Parties, the U.S. ABL Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Granting Party shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

7.5 Right of Inspection. Upon reasonable written advance notice to any Grantor and as often as may reasonably be desired, or at any time and from time to time after the occurrence and during the continuation of an Event of Default, the U.S. ABL Collateral Agent shall have reasonable access during normal business hours to all the books, correspondence and records of such Grantor, and the U.S. ABL Collateral Agent and its representatives may examine the same, and to the extent reasonable take extracts therefrom and make photocopies thereof, and such Grantor agrees to render to the U.S. ABL Collateral Agent, at such Grantor’s reasonable cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The U.S. ABL Collateral Agent and its representatives shall also have the right, upon reasonable advance written notice to such Grantor subject to any lease restrictions, to enter during normal business hours into and upon any premises owned, leased or operated by such Grantor where any of such Grantor’s Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein to the extent not inconsistent with the provisions of the ABL Credit Agreement and the other Loan Documents (and subject to each applicable Intercreditor Agreement).

SECTION 8 NON-LENDER SECURED PARTIES

8.1 Rights to Collateral.

(a) The Non-Lender Secured Parties shall not have any right whatsoever to do any of the following: (i) exercise any rights or remedies with respect to the Collateral (such term, as used in this Section 8, having the meaning assigned to it in the ABL Credit Agreement), or to direct the U.S. ABL Collateral Agent to do the same, including, without limitation, the right to (A) enforce any Liens or sell or otherwise foreclose on any portion of the Collateral, (B) request any action, institute any proceedings, exercise any voting rights, give any instructions, make any election, notify account debtors or make collections with respect to all or any portion of the Collateral or (C) release any Guarantor under this Agreement or release any Collateral from the Liens of any Security Document or consent to or otherwise approve any such release; (ii) demand, accept or obtain any Lien on any Collateral (except for Liens arising under, and subject to the terms of, the Security Documents); (iii) vote in any Bankruptcy Case or similar proceeding in respect of the Parent Borrower or any of its Subsidiaries (any such proceeding, for purposes of this clause (a), a “Bankruptcy”) with respect to, or take any other actions concerning the Collateral; (iv) receive any proceeds from any sale, transfer or other disposition of any of the Collateral (except in accordance with the Security Documents); (v) oppose any sale, transfer or other disposition of the Collateral; (vi) object to any debtor-in-possession financing in any Bankruptcy which is provided by one or more Lenders among others (including on a priming basis under Section 364(d) of the Bankruptcy Code); (vii) object to the use of cash collateral in respect of the Collateral in any Bankruptcy; or (viii) seek, or object to the Lenders seeking on an equal and basis, any adequate protection or relief from the automatic stay with respect to the Collateral in any Bankruptcy.

(b) Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement and the other Security Documents, agrees that in exercising rights and remedies with respect to the Collateral, the U.S. ABL Collateral Agent and the Lenders, with the consent of the U.S. ABL Collateral Agent, may enforce the provisions of the Security Documents and exercise remedies thereunder and under any other Loan Documents (or refrain from enforcing rights and exercising remedies), all in such order and in such manner as they may determine in the exercise of their sole business judgment. Such exercise and enforcement shall include, without limitation, the rights to collect, sell, dispose of or otherwise realize upon all or any part of the Collateral, to incur expenses in connection with such collection, sale, disposition or other realization and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction. The Non-Lender Secured Parties by their acceptance of the benefits of this Agreement and the other Security Documents hereby agree not to contest or otherwise challenge any such collection, sale, disposition or other realization of or upon all or any of the Collateral. Whether or not a Bankruptcy Case has been commenced, the Non-Lender Secured Parties shall be deemed to have consented to any sale or other disposition of any property, business or assets of the Parent Borrower or any of its Subsidiaries and the release of any or all of the Collateral from the Liens of any Security Document in connection therewith.

(c) Notwithstanding any provision of this subsection 8.1, the Non-Lender Secured Parties shall be entitled, subject to each applicable Intercreditor Agreement, to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleadings (A) in order to prevent any Person from seeking to foreclose on the Collateral or supersede the Non-Lender Secured Parties’ claim thereto or (B) in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Non-Lender Secured Parties. Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement, agrees to be bound by and to comply with each applicable Intercreditor Agreement and authorizes the U.S. ABL Collateral Agent to enter into each Intercreditor Agreement on its behalf.

(d) Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement, agrees that the U.S. ABL Collateral Agent and the Lenders may deal with the Collateral, including any exchange, taking or release of Collateral, may change or increase the amount of the Borrower Obligations and/or the Guarantor Obligations, and may release any Guarantor from its Obligations hereunder, all without any liability or obligation (except as may be otherwise expressly provided herein) to the Non-Lender Secured Parties.

8.2 Appointment of Agent. Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement and the other Security Documents, shall be deemed irrevocably to make, constitute and appoint the U.S. ABL Collateral Agent, as agent under the ABL Credit Agreement (and all officers, employees or agents designated by the U.S. ABL Collateral Agent) as such Person’s true and lawful agent and attorney-in-fact, and in such capacity, the U.S. ABL Collateral Agent shall have the right, with power of substitution for the Non-Lender Secured Parties and in each such Person’s name or otherwise, to effectuate any sale, transfer or other disposition of the Collateral. It is understood and agreed that the appointment of the U.S. ABL Collateral Agent as the agent and attorney-in-fact of the Non-Lender Secured Parties for the purposes set forth herein is coupled with an interest and is irrevocable. It is understood and agreed that the U.S. ABL Collateral Agent has appointed the Administrative Agent as its agent for purposes of perfecting certain of the security interests created hereunder and for otherwise carrying out certain of its obligations hereunder.

8.3 Waiver of Claims. To the maximum extent permitted by law, each Non-Lender Secured Party waives any claim it might have against the U.S. ABL Collateral Agent or the Lenders with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on the part of the U.S. ABL Collateral Agent or the Lenders or their respective directors, officers, employees or agents with respect to any exercise of rights or remedies under the Loan Documents or any transaction relating to the Collateral (including, without limitation, any such exercise described in subsection 8.1(b) above), except for any such action or failure to act which constitutes willful misconduct or gross negligence of such Person. None of the U.S. ABL Collateral Agent, any Lender or any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Parent Borrower, any Subsidiary of the Parent Borrower, any Non-Lender Secured Party or any other Person or to take any other action or forbear from doing so whatsoever with regard to the Collateral or any part thereof, except for any such action or failure to act which constitutes willful misconduct or gross negligence of such Person.

8.4 Designation of Non-Lender Secured Parties. The Parent Borrower may from time to time designate a Person as a “Bank Products Affiliate” or a “Hedging Affiliate” hereunder by written notice to the U.S. ABL Collateral Agent. Upon being so designated by the Parent Borrower, such Bank Products Affiliate or Hedging Affiliate (as the case may be) shall be a Non-Lender Secured Party for the purposes of this Agreement for as long as so designated by the Parent Borrower; provided that, at the time of the Parent Borrower’s designation of such Non-Lender Secured Party, the obligations of such Grantor under the applicable Hedging Agreement or Bank Products Agreement (as the case may be) have not been designated as Cash Flow Collateral Obligations.

SECTION 9 MISCELLANEOUS

9.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Granting Party and the U.S. ABL Collateral Agent; provided that (a) any provision of this Agreement imposing obligations on any Granting Party may be waived by the U.S. ABL Collateral Agent in a written instrument executed by the U.S. ABL Collateral Agent and (b) if separately agreed in writing between the Parent Borrower and any Non-Lender Secured Party (and such Non-Lender Secured Party has been designated in writing by the Parent Borrower to the U.S. ABL Collateral Agent for purposes of this sentence, for so long as so designated), no such amendment, modification or waiver shall amend, modify or waive subsection 6.5 (or the definition of “Non-Lender Secured Party” or “Secured Party” to the extent relating thereto) if such amendment, modification or waiver would directly and adversely affect such Non-Lender Secured Party without the written consent of such Non-Lender Secured Party. For the avoidance of doubt, it is understood and agreed that any amendment, amendment and restatement, waiver, supplement or other modification of or to any Intercreditor Agreement that would have the effect, directly or indirectly, through any reference herein to any Intercreditor Agreement or otherwise, of waiving, amending, supplementing or otherwise modifying this Agreement, or any term or provision hereof, or any right or obligation of any Granting Party hereunder or in respect hereof, shall not be given such effect except pursuant to a written instrument executed by each affected Granting Party and the U.S. ABL Collateral Agent in accordance with this subsection 9.1.

9.2 Notices. All notices, requests and demands to or upon the U.S. ABL Collateral Agent or any Granting Party hereunder shall be effected in the manner provided for in subsection 11.2 of the ABL Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1, unless and until such Guarantor shall change such address by notice to the U.S. ABL Collateral Agent and the Administrative Agent given in accordance with subsection 11.2 of the ABL Credit Agreement.

9.3 No Waiver by Course of Conduct; Cumulative Remedies. None of the U.S. ABL Collateral Agent or any other Secured Party shall by any act (except by a written instrument pursuant to subsection 9.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the U.S. ABL Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the U.S. ABL Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the U.S. ABL Collateral Agent or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

9.4 Enforcement Expenses; Indemnification.

(a) Each Guarantor jointly and severally agrees to pay or reimburse each Secured Party and the U.S. ABL Collateral Agent for all their respective reasonable costs and expenses incurred in collecting against any Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement against such Guarantor and the other Loan Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements of counsel to the Secured Parties, the U.S. ABL Collateral Agent and the Administrative Agent.

(b) Each Grantor jointly and severally agrees to pay, and to save the U.S. ABL Collateral Agent, the Administrative Agent and the other Secured Parties harmless from, (x) any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Security Collateral or in connection with any of the transactions contemplated by this Agreement and (y) any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement (collectively, the “indemnified liabilities”), in each case to the extent the

Parent Borrower would be required to do so pursuant to subsection 11.5 of the ABL Credit Agreement, and in any event excluding any taxes or other indemnified liabilities arising from gross negligence or willful misconduct of the U.S. ABL Collateral Agent, the Administrative Agent or any other Secured Party.

(c) The agreements in this subsection 9.4 shall survive repayment of the Obligations and all other amounts payable under the ABL Credit Agreement and the other Loan Documents.

9.5 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Granting Parties, the U.S. ABL Collateral Agent and the Secured Parties and their respective successors and assigns; provided that no Granting Party may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the U.S. ABL Collateral Agent, except as permitted hereby or by the ABL Credit Agreement.

9.6 Set-Off. Each Guarantor hereby irrevocably authorizes each of the Administrative Agent and the U.S. ABL Collateral Agent and each other Secured Party at any time and from time to time without notice to such Guarantor, any other Guarantor or any of the Borrowers, any such notice being expressly waived by each Guarantor and by each Borrower, to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default under subsection 9(a) of the ABL Credit Agreement so long as any amount remains unpaid after it becomes due and payable by such Guarantor hereunder, to set-off and appropriate and apply against any such amount any and all deposits (general or special, time or demand, provisional or final) (other than the Collateral Proceeds Account), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the U.S. ABL Collateral Agent, the Administrative Agent or such other Secured Party to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the U.S. ABL Collateral Agent, the Administrative Agent or such other Secured Party may elect. The U.S. ABL Collateral Agent, the Administrative Agent and each other Secured Party shall notify such Guarantor promptly of any such set-off and the application made by the U.S. ABL Collateral Agent, the Administrative Agent or such other Secured Party of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the U.S. ABL Collateral Agent, the Administrative Agent and each other Secured Party under this subsection 9.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the U.S. ABL Collateral Agent, the Administrative Agent or such other Secured Party may have.

9.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

9.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction; provided that, with respect to any Pledged Stock issued by a Foreign Subsidiary, all rights, powers and remedies provided in this Agreement may be exercised only to the extent that they do not violate any provision of any law, rule or regulation of any Governmental Authority applicable to any such Pledged Stock or affecting the legality, validity or enforceability of any of the provisions of this Agreement against the Pledgor (such laws, rules or regulations, “Applicable Law”) and are intended to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any Applicable Law.

9.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

9.10 Integration. This Agreement and the other Loan Documents represent the entire agreement of the Granting Parties, the U.S. ABL Collateral Agent, the Administrative Agent and the other Secured Parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Granting Parties, the U.S. ABL Collateral Agent or any other Secured Party relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

9.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

9.12 Submission to Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address referred to in subsection 9.2 or at such other address of which the U.S. ABL Collateral Agent and the Administrative Agent (in the case of any other party hereto) or the Parent Borrower (in the case of the U.S. ABL Collateral Agent and the Administrative Agent) shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any punitive damages.

9.13 Acknowledgments. Each Granting Party hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b) none of the U.S. ABL Collateral Agent, the Administrative Agent or any other Secured Party has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and the U.S. ABL Collateral Agent, the Administrative Agent and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Guarantors and the Secured Parties.

9.14 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

9.15 Additional Granting Parties. Each new Subsidiary of the Parent Borrower that is required to become a party to this Agreement pursuant to subsection 7.9(b) of the ABL Credit Agreement shall become a Granting Party for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in substantially the form of Annex 2 hereto. Each existing Granting Party that is required to become a Pledgor with respect to Capital Stock of any new Subsidiary of the Borrower pursuant to subsection 7.9(b) and 7.9(c) of the ABL Credit Agreement shall become a Pledgor with respect thereto upon execution and delivery by such Granting Party of a Supplemental Agreement in substantially the form of Annex 3 hereto.

9.16 Releases.

(a) At such time as the Loans, the Reimbursement Obligations and the other Obligations (other than any Obligations owing to a Non-Lender Secured Party) then due and owing shall have been paid in full, the Commitments have been terminated, all Security Collateral shall be automatically released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the U.S. ABL Collateral Agent and each Granting Party hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Security Collateral shall revert to the Granting Parties. At the request and sole expense of any Granting Party following any such termination, the U.S. ABL Collateral Agent shall deliver to such Granting Party any Security Collateral held by the U.S. ABL Collateral Agent hereunder, and the U.S. ABL Collateral Agent and the Administrative Agent shall execute and deliver to such Granting Party such releases and other documents (including without limitation UCC termination statements), and do or cause to be done all other acts, as such Granting Party shall reasonably request to evidence such termination.

(b) In connection with any sale or other disposition of Security Collateral permitted by the ABL Credit Agreement (other than any sale or disposition to another Grantor), the Lien pursuant to this Agreement on such sold or disposed of Security Collateral shall be automatically released. In connection with the sale or other disposition of all of the Capital Stock of any Guarantor (other than to the Parent

Borrower or a Restricted Subsidiary) or the sale or other disposition of Security Collateral (other than a sale or disposition to another Grantor) permitted under the ABL Credit Agreement, the U.S. ABL Collateral Agent shall, upon receipt from the Parent Borrower of a written request for the release of such Guarantor from its Guarantee or the release of the Security Collateral subject to such sale or other disposition, identifying such Guarantor or the relevant Security Collateral and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Parent Borrower stating that such transaction is in compliance with the ABL Credit Agreement and the other Loan Documents, deliver to the Parent Borrower or the relevant Granting Party any of the relevant Security Collateral held by the U.S. ABL Collateral Agent hereunder and the U.S. ABL Collateral Agent and the Administrative Agent shall execute and deliver to the relevant Granting Party (at the sole cost and expense of such Granting Party) all releases or other documents (including without limitation UCC termination statements), and do or cause to be done all other acts, necessary or reasonably desirable for the release of such Guarantee or the Liens created hereby on such Security Collateral, as applicable, as such Granting Party may reasonably request.

(c) Upon the designation of any Granting Party as an Unrestricted Subsidiary in accordance with the provisions of the ABL Credit Agreement, the Lien pursuant to this Agreement on all Security Collateral of such Granting Party (if any) shall be automatically released, and the Guarantee (if any) of such Granting Party, and all obligations of such Granting Party hereunder, shall terminate, all without delivery of any instrument or performance of any act by any party and the U.S. ABL Collateral Agent shall, upon the request of the Parent Borrower, deliver to such Granting Party any Security Collateral of such Granting Party held by the U.S. ABL Collateral Agent hereunder and the U.S. ABL Collateral Agent and the Administrative Agent shall execute and deliver to such Granting Party (at the sole cost and expense of such Granting Party) all releases or other documents (including without limitation UCC termination statements), and do or cause to be done all other acts, necessary or reasonably desirable for the release of such Granting Party from its Guarantee (if any) or the Liens created hereby (if any) on such Granting Party’s Security Collateral, as applicable, as such Granting Party may reasonably request.

(d) Upon the designation of any Issuer that is a Subsidiary of any Granting Party as an Unrestricted Subsidiary in accordance with the provisions of the ABL Credit Agreement, the Lien pursuant to this Agreement on all Pledged Stock issued by such Issuer shall be automatically released, all without delivery of any instrument or performance of any act by any party and the U.S. ABL Collateral Agent shall, upon the request of the Parent Borrower, deliver to such Granting Party any such Pledged Stock held by the U.S. ABL Collateral Agent hereunder and the U.S. ABL Collateral Agent and the Administrative Agent shall execute and deliver to the relevant Granting Party (at the sole cost and expense of such Granting Party) all releases or other documents (including without limitation UCC termination statements), and do or cause to be done all other acts, necessary or reasonably desirable for the release of the Liens created hereby on such Pledged Stock, as applicable, as such Granting Party may reasonably request.

(e) In addition, the Lien pursuant to this agreement shall be released on Collateral as pro-vided in the Base Intercreditor Agreement. At the request and sole expense of any Granting Party following any such release, the U.S. ABL Collateral Agent shall deliver to such Granting Party any Collateral held by the U.S. ABL Collateral Agent hereunder, and the U.S. ABL Collateral Agent and the Administrative Agent shall execute and deliver to such Granting Party such releases and other documents (including without limitation UCC termination statements), and do or cause to be done all other acts, as such Granting Party shall reasonably request to evidence such release.

9.17 Judgment.

(a) If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in one currency into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the U.S. ABL Collateral Agent could purchase the first currency with such other currency on the Business Day preceding the day on which final judgment is given.

(b) The obligations of any Guarantor in respect of this Agreement to the U.S. ABL Collateral Agent, for the benefit of each holder of Secured Obligations, shall, notwithstanding any judgment in a currency (the “judgment currency”) other than the currency in which the sum originally due to such holder is denominated (the “original currency”), be discharged only to the extent that on the Business Day following receipt by the U.S. ABL Collateral Agent of any sum adjudged to be so due in the judgment currency, the U.S. ABL Collateral Agent may in accordance with normal banking procedures purchase the original currency with the judgment currency; if the amount of the original currency so purchased is less than the sum originally due to such holder in the original currency, such Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the U.S. ABL Collateral Agent, for the benefit of such holder, against such loss, and if the amount of the original currency so purchased exceeds the sum originally due to the U.S. ABL Collateral Agent, the U.S. ABL Collateral Agent agrees to remit to the Parent Borrower, such excess. This covenant shall survive the termination of this Agreement and payment of the Obligations and all other amounts payable hereunder.

9.18 Transfer Tax Acknowledgment. Each party hereto acknowledges that the shares delivered hereunder are being transferred to and deposited with the U.S. ABL Collateral Agent (or other Person in accordance with any applicable Intercreditor Agreement) as collateral security for the Obligations and that this Section 9.18 is intended to be the certificate of exemption from New York stock transfer taxes for the purposes of complying with Section 270.5(b) of the Tax Law of the State of New York.

[Remainder of page left blank intentionally; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

PARENT BORROWER:

HD SUPPLY, INC.

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Senior Vice President, Strategic Business Development

ABL Guarantee and Collateral Agreement

BRAFASCO HOLDINGS II, INC.
BRAFASCO HOLDINGS, INC.
COX LUMBER CO.
CREATIVE TOUCH INTERIORS, INC.
HD SUPPLY CONSTRUCTION SUPPLY GROUP, INC.
HD SUPPLY FACILITIES MAINTENANCE GROUP, INC.
HD SUPPLY FASTENERS & TOOLS, INC.
HD SUPPLY GP & MANAGEMENT, INC.
HD SUPPLY MANAGEMENT, INC.
HD SUPPLY UTILITIES GROUP, INC.
HD SUPPLY WATERWORKS GROUP, INC.
HSI IP, INC.
SUNBELT SUPPLY CANADA, INC.
WHITE CAP CONSTRUCTION SUPPLY, INC.

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

HD BUILDER SOLUTIONS GROUP, LLC

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

HD SUPPLY DISTRIBUTION SERVICES, LLC

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

HD SUPPLY REPAIR & REMODEL, LLC

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

ABL Guarantee and Collateral Agreement

WILLIAMS BROS. LUMBER COMPANY, LLC

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

HD SUPPLY CONSTRUCTION SUPPLY, LTD.

By:	HD Supply GP & Management, Inc., its general partner

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

HD SUPPLY ELECTRICAL, LTD.

By:	HD Supply GP & Management, Inc., its general partner

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

HD SUPPLY FACILITIES MAINTENANCE, LTD.

By:	HD Supply GP & Management, Inc., its general partner

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

HD SUPPLY HOLDINGS, LLC

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President and Treasurer

ABL Guarantee and Collateral Agreement

HD SUPPLY UTILITIES, LTD.

By:	HD Supply GP & Management, Inc., its general partner

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

HD SUPPLY WATERWORKS, LTD.

By:	HD Supply GP & Management, Inc., its general partner

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

MADISON CORNER, LLC

By:	Cox Lumber Co., its managing member

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

PARK-EMP, LLC

By:	Cox Lumber Co., its managing member

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

ABL Guarantee and Collateral Agreement

HDS IP HOLDING, LLC

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President

HD SUPPLY SUPPORT SERVICES, INC.

By:	/s/ Katherine Boelte
	Name:	Katherine Boelte
	Title:	Vice President

PROVALUE, LLC

By: HD Supply Support Services, Inc., its managing member

By:	/s/ Katherine Boelte
	Name:	Katherine Boelte
	Title:	Vice President

HD SUPPLY DISTRIBUTION SERVICES, LLC

By: HD SUPPLY GP & MANAGEMENT, INC., as Manager

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Secretary

ABL Guarantee and Collateral Agreement

Acknowledged and Agreed to as of the date hereof by:

GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent and U.S. ABL Collateral Agent

By:	/s/ Steven B. Flowers
	Name:	Steven B. Flowers
	Title:	Duly Authorized Signatory

ABL Guarantee and Collateral Agreement

SCHEDULES

to

U.S. ABL GUARANTEE AND COLLATERAL AGREEMENT

made by

HD SUPPLY, INC.,

and the Subsidiary Guarantors,

in favor of

GENERAL ELECTRIC CAPITAL CORPORATION,

as Administrative Agent and as U.S. ABL Collateral Agent,

Dated as of April 12, 2012

Schedule 1

NOTICE ADDRESSES OF GUARANTORS

Notices, requests or demands to or upon any Guarantor under the Guarantee and Collateral Agreement shall be made to such Guarantor as follows:

Any of:

Brafasco Holdings II, Inc.

Brafasco Holdings, Inc.

Cox Lumber Co.

Creative Touch Interiors, Inc.

HD Builder Solutions Group, LLC

HD Supply Construction Supply Group, Inc.

HD Supply Construction Supply, Ltd.

HD Supply Distribution Services, LLC

HD Supply Electrical, Ltd.

HD Supply Facilities Maintenance Group, Inc.

HD Supply Facilities Maintenance, Ltd.

HD Supply Fasteners & Tools, Inc.

HD Supply GP & Management, Inc.

HD Supply Holdings, LLC

HD Supply Management, Inc.

HD Supply Repair & Remodel, LLC

HD Supply Support Services, Inc.

HD Supply Utilities Group, Inc.

HD Supply Utilities, Ltd.

HD Supply Waterworks Group, Inc.

HD Supply Waterworks, Ltd.

HDS IP Holding, LLC

HSI IP, Inc.

Madison Corner, LLC

Park-Emp, LLC

ProValue, LLC

Sunbelt Supply Canada, Inc.

White Cap Construction Supply, Inc.

Williams Bros. Lumber Company, LLC

3100 Cumberland Boulevard,

Suite 1700

Atlanta, GA, 30339

Attention: Ricardo Nunez

Telephone: (770) 852-9321

HDS IP Holding, LLC

101 Convention Center Drive, Suite 850

Las Vegas, NV 89109

Attention: Ricardo Nunez

Telephone: (770) 852-9321

with copies to

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Paul Brusiloff, Esq.

Facsimile: (212) 521-7015

Telephone: (212) 909-6000

Schedule 2

PLEDGED SECURITIES

Pledged Stock:

Pledgor	Issuer	Class of Stock or Interests	Par Value	Certificate No(s).	Number of Shares or Interests Pledged	% of All Issued Capital or Other Equity Interests of Issuer Pledged
HD Supply, Inc.	Pro Canadian Holdings I, ULC	Common	No par	5	650	65%
HD Supply Holdings, LLC	Brafasco Holdings II, Inc.	Class A Common	$0.01	6	6,667	100%
		Series A Preferred	$0.01	10	3,867
Brafasco Holdings II, Inc.	Brafasco Holdings, Inc.	Common	$0.01	3	1,000	100%
Williams Bros. Lumber Co., LLC	Cox Lumber Co.	Common	$0.01	185	180,000	99.99%
		Common	$0.01	186	1	0.000006%
HD Builder Solutions Group, LLC	Creative Touch Interiors, Inc. f/k/a Floors, Inc.	Common (voting shares)	No par	21	490	100%
		Common (non-voting shares)	No par	22	510
HD Supply Holdings, LLC	HD Supply Construction Supply Group, Inc.	Common	$0.01	3	100	100%
Brafasco Holdings II, Inc.	HD Supply Fasteners & Tools, Inc.	Common	$1.00	44	23,350	100%
HD Supply Holdings, LLC	HD Supply GP & Management, Inc.	Common	No par	5	1,000	100%
HD Supply Holdings, LLC	HD Supply International Holdings, Inc.	Common	$0.01	1	650	65%
HD Supply Holdings, LLC	HD Supply Management, Inc.	Common	$0.01	3	1,000	100%
HD Supply Holdings, LLC	HD Supply Facilities Maintenance Group, Inc.	Common	No par	4	100	100%

Pledgor	Issuer	Class of Stock or Interests	Par Value	Certificate No(s).	Number of Shares or Interests Pledged	% of All Issued Capital or Other Equity Interests of Issuer Pledged
HD Builder Solutions Group, LLC	HD Supply Support Services, Inc.	Class A Voting Common Stock	$1.00	69	1,000	9.09%
		Class B Non-Voting Common	$1.00	77	2,180	2.00%
HD Supply Distribution Services, LLC		Class A Voting Common Stock	$1.00	70	1,000	9.09%
		Class B Non-Voting Common	$1.00	78	1,000	0.92%
HD Supply Fasteners & Tools, Inc.		Class A Voting Common Stock	$1.00	71	1,000	9.09%
		Class B Non-Voting Common	$1.00	79	1,000	0.92%
HD Supply Repair & Remodel, LLC		Class A Voting Common Stock	$1.00	72	1,000	9.09%
		Class B Non-Voting Common	$1.00	80	1,160	1.07%
HD Supply GP & Management, Inc.		Class A Voting Common Stock	$1.00	73	70	0.64%
		Class B Non-Voting Common	$1.00	81	1,033.100	0.95%
HD Supply Holdings, LLC		Class A Voting Common Stock	$1.00	74	4,583.20	41.66%
		Class B Non-Voting Common	$1.00	82	69,367.622	63.84%
White Cap Construction Supply, Inc.		Class A Voting Common Stock	$1.00	75	880.60	8.01%
		Class B Non-Voting Common	$1.00	83	14,186.466	13.06%
HD Supply Construction Supply Group, Inc.		Class A Voting Common Stock	$1.00	76	12	0.11%
		Class B Non-Voting Common	$1.00	84	193.320	0.18%
HD Supply Facilities Maintenance Group, Inc.		Class A Voting Common Stock	$1.00	77	286.10	2.60%
		Class B Non-Voting Common	$1.00	85	4,062.620	3.74%
HD Supply Facilities Maintenance Group, Inc.		Class A Voting Common Stock	$1.00	81	264.20	2.40%

Pledgor	Issuer	Class of Stock or Interests	Par Value	Certificate No(s).	Number of Shares or Interests Pledged	% of All Issued Capital or Other Equity Interests of Issuer Pledged
Group, Inc.
		Class B Non-Voting Common	$1.00	89	9,809.746	9.03%
HD Supply Utilities Group, Inc.		Class A Voting Common Stock	$1.00	79	434.90	3.96%
		Class B Non-Voting Common	$1.00	87	1,974.446	1.82%
HD Supply Waterworks Group, Inc.		Class A Voting Common Stock	$1.00	80	469	4.26%
		Class B Non-Voting Common	$1.00	88	2,682.680	2.47%
HD Supply Holdings, LLC	HD Supply Utilities Group, Inc.	Common	$.01		163,056.6	100%
HD Supply Holdings, LLC	HD Supply Waterworks Group, Inc.	Common	No par	2	100	100%
HD Supply Holdings, LLC	HSI IP, Inc.	Authorized Capital	$1.00	6	1,000	100%
HD Supply Holdings, LLC	Sunbelt Supply Canada, Inc.	Common	$.01	2	500	100%
HD Supply Construction Supply Group, Inc.	White Cap Construction Supply, Inc.	Common	$0.01	12	100	100%

Pledged Notes:

Pledgor	Issuer	Value	Issue Date	Maturity Date

HD Supply Construction Supply, Ltd.	HD Supply Holdings, LLC	$30,745,000.00	2/3/2008	2/3/2013
HD Supply Construction Supply, Ltd.	HD Supply Holdings, LLC	$281,645,000.00	2/3/2008	2/3/2013
HD Supply Electrical, Ltd.	HD Supply Holdings, LLC	$123,655,000.00	2/3/2008	2/3/2013
HD Supply Facilities Maintenance, Ltd.	HD Supply Holdings, LLC	$196,517,000.00	2/3/2008	2/3/2013
HD Supply Facilities Maintenance, Ltd.	HD Supply Holdings, LLC	$483,583,000.00	2/3/2008	2/3/2013
HD Supply Utilities, Ltd.	HD Supply Holdings, LLC	$176,972,000.00	2/3/2008	2/3/2013
HD Supply Utilities, Ltd.	HD Supply Holdings, LLC	$138,673,000.00	2/3/2008	2/3/2013
HD Supply Waterworks, Ltd.	HD Supply Holdings, LLC	$829,787,000.00	2/3/2008	2/3/2013

Schedule 3

PERFECTION MATTERS

Intellectual Property Filings

United States Patent and Trademark Office (“USPTO”)

ABL Notice and Confirmation of Grant of Security Interest in Trademarks, dated as of April 12, 2012, made by the signatories thereto in favor of General Electric Capital Corporation, as administrative agent and collateral agent, to be filed with the Trademark Division of the United States Patent and Trademark Office.

United States Copyright Office (“USCO”)

ABL Grant of Security Interest in Copyrights, dated as of April 12, 2012, made by the signatories thereto in favor of General Electric Capital Corporation, as administrative agent and collateral agent, to be filed with the United States Copyright Office.

Existing Security Interests

Judgment Liens

1.	Arrow Financial Services LLC assignee of Household Bank v. HD Supply, Inc., Writ of Fieri Facias in the State Court of Cobb County, Georgia, judgment dated July 22, 2008, recorded in Lien Book 31, Page 700 in the amount of $5,055.96, plus future interest upon said principal amount from the date of judgement. Civil Action File No. 08-G-1120.

2.	State of Georgia Cobb County v. HD Supply Support Services, Inc., Fieri Facias in the State Court of Cobb County, Georgia, judgment dated February 2, 2010, recorded in Lien Book 47, Page 3033 in the amount of $6,135.38, plus interest to be charged from the judgement date, advertising and other costs. Property Location: 3100 Cumberland Boulevard, Suite 1460 Atlanta, Georgia. Fi Fa No. P90819582.

UCC Filings

The following financing statements, in the form attached hereto as Exhibit A to this Schedule 3:

Exhibit A to Schedule 3

Form of UCC-1 Financing Statements attached

Schedule 4

LOCATION OF JURISDICTION OF ORGANIZATION

Legal Name	Jurisdiction of Organization
HD Supply, Inc.	Delaware
Brafasco Holdings II, Inc.	Delaware
Brafasco Holdings, Inc.	Delaware
HD Builder Solutions Group, LLC	Delaware
HD Supply Construction Supply Group, Inc.	Delaware
HD Supply Distribution Services, LLC	Delaware
HD Supply Facilities Maintenance Group, Inc.	Delaware
HD Supply GP & Management, Inc.	Delaware
HD Supply Repair & Remodel, LLC	Delaware
HD Supply Support Services, Inc.	Delaware
HD Supply Utilities Group, Inc.	Delaware
HD Supply Waterworks Group, Inc.	Delaware
HSI IP, Inc.	Delaware
ProValue, LLC	Delaware
Sunbelt Supply Canada, Inc.	Delaware
White Cap Construction Supply, Inc.	Delaware
Williams Bros. Lumber Company, LLC	Delaware
Cox Lumber Co.	Florida
HD Supply Construction Supply, Ltd.	Florida
HD Supply Electrical, Ltd.	Florida
HD Supply Facilities Maintenance, Ltd.	Florida
HD Supply Holdings, LLC	Florida
HD Supply Management, Inc.	Florida
HD Supply Utilities, Ltd.	Florida
HD Supply Waterworks, Ltd.	Florida
Madison Corner, LLC	Florida
Park-Emp, LLC	Florida
Creative Touch Interiors, Inc.	Maryland
HD Supply Fasteners & Tools, Inc.	Michigan
HDS IP Holding, LLC	Nevada

Schedule 5

INTELLECTUAL PROPERTY

Patents

None.

Copyright Licenses

The Grantors are parties to material software licenses acquired in the ordinary course of business that are not set forth herein.

Copyrights

Creative Touch Interiors, Inc.

Title	Registration No.	Registration Date
NL-16	VA 1-048-833	3/27/2000

HDS IP Holding, LLC

Title	Registration No.	Registration Date
Powerscope	TX 7-364-190	3/5/2009
WaterCity	VA 1-708-882	8/5/2008

Williams Bros. Lumber Company, LLC

Title	Registration No.	Registration Date
Architectural millwork sales catalog	TX 3-036-953	3/5/1991

Trademark License

Settlement and License Agreement, dated December 1, 1999, between World Triathlon Corporation and Crown Bolt, Inc.

Trademarks

HD Supply Repair & Remodel, LLC

TRADEMARK	Status	Ser. No./Reg. No.	App. Date/Reg. Date
CW CONTRACTORS’ WAREHOUSE and Design	Registered	RN: 1,753,027	2/16/1993

Creative Touch Interiors, Inc.

TRADEMARK	Status	Ser. No./Reg. No.	App. Date/Reg. Date
CTE CREATIVE TOUCH EXTERIORS and Design	Registered	RN: 2,991,212	9/6/2005
CTI CREATIVE TOUCH INTERIORS and Design	Registered	RN: 2,988,553	8/30/2005
CTM CREATIVE TOUCH MAINTENANCE	Registered	RN: 2,988,552	8/30/2005

HD Supply Facilities Maintenance Ltd.

TRADEMARK	Status	Ser. No./Reg. No.	App. Date/Reg. Date
MAINTENANCE WAREHOUSE	Registered	RN: 3,563,112	1/20/2009

HDS IP Holding, LLC

TRADEMARK	Status	Ser. No./Reg. No.	App. Date/Reg. Date
ALWAYS ON THE JOB	Registered	RN: 4,079,895	1/3/2012
AQUAGUARD	Registered	RN: 0,720,199	8/22/1961
AQUATRAC	Registered	RN: 2,945,650	5/3/2005
BEST BUSINESS ELECTRONIC SOLUTION TECHNOLOGIES (stylized)	Registered	RN: 3,611,013	4/28/2009
BRIGADE (Multistar stylization)	Registered	RN: 3,845,600	9/7/2010
BRIGADE (Multistar stylization)	Registered	RN: 3,928,403	3/8/2011
BRIGADE (star stylization)	Registered	RN: 3,865,925	10/19/2010
CLEARCAN	Registered	RN: 2,887,975	9/21/2004

TRADEMARK	Status	Ser. No./Reg. No.	App. Date/Reg. Date
COREPRO	Registered	RN: 2,426,425	2/6/2001
COTTON BAY	Registered	RN: 3,627,904	5/26/2009
COTTON BAY	Registered	RN: 3,679,770	9/8/2009
CROWN BOLT	Registered	RN: 1,644,947	5/21/1991
HD SUPPLY	Registered	RN: 3,559,162	1/6/2009
HD SUPPLY FIRE PROTECTION (stylized)	Registered	RN: 3,671,809	8/25/2009
HD SUPPLY (logo)	Registered	RN: 3,454,324	6/24/2008
HD SUPPLY (logo)	Registered	RN: 3,550,632	12/23/2008
HD SUPPLY WATERWORKS (stylized)	Registered	RN: 3,468,515	7/15/2008
HOME IMPROVEMENT PRODUCTS DIRECT (stylized)	Registered	RN: 3,478,426	7/29/2008
HOUSE-MATES HARDWARE	Registered	RN: 2,286,367	10/12/1999
I (stylized)	Registered	RN: 3,679,438	9/8/2009
IDEALLYGREEN	Registered	RN: 3,523,340	10/28/2008
Design only	Registered	RN: 2,621,865	9/17/2002
Design only	Registered	RN: 2,779,848	11/4/2003
LOCAL SERVICE NATIONWIDE	Registered	RN: 3,665,886	8/11/2009
PERFECT SEAL	Registered	RN: 4,001,186	7/26/2011
POWERSCOPE	Registered	RN: 3,461,922	7/8/2008
SEASONS (stylized)	Registered	RN: 3,835,518	8/17/2010
SEASONS GOLD (stylized)	Registered	RN: 3,850,430	9/21/2010
SHIELD SECURITY	Registered	RN: 2,949,257	5/10/2005
TOTAL CHOICE ADVANTAGE PROGRAM	Registered	RN: 3,911,575	1/25/2011
VISTRA	Registered	RN: 3,895,271	12/21/2010
WE GOT IT YOU GET IT AND YOU’RE GONE	Registered	RN: 3,632,249	6/2/2009
USA BLUEBOOK and Design	Registered	RN: 2,266,004	8/3/1999
USABLUEBOOK	Registered	RN: 2,236,393	4/6/1999
USABLUEBUCKS	Registered	RN: 3,224,814	4/3/2007
UTILITY SUPPLY OF AMERICA	Registered	RN: 2,252,348	6/15/1999

HSI IP, Inc.

TRADEMARK	Status	Ser. No./Reg. No.	App. Date/Reg. Date
ASPEN	Registered	RN: 2,455,675	5/29/2001
BAJA	Registered	RN: 2,243,286	5/4/1999

TRADEMARK	Status	Ser. No./Reg. No.	App. Date/Reg. Date
BRIGHTON	Registered	RN: 3,086,948	5/2/2006
CHAMPION	Registered	RN: 2,995,438	9/13/2005
CHAMPION METALS	Registered	RN: 2,948,182	5/10/2005
CHAMPION PLUS	Registered	RN: 2,944,121	4/26/2005
CHAMPION VINYL	Registered	RN: 2,944,120	4/26/2005
CHAMPION WINDOW COVERINGS (stylized)	Registered	RN: 3,535,469	11/18/2008
DUROGUARD	Pending	SN: 77/841,144	10/5/2009
ELASCO	Registered	RN: 1,818,239	1/25/1994
ELASCO (stylized)	Registered	RN: 1,843,279	7/5/1994
EWARDS	Registered	RN: 2,983,752	8/9/2005
H (and design w/shield)	Registered	RN: 1,078,126	11/22/1977
HUGHES	Registered	RN: 2,288,983	10/26/1999
HUGHES EWARDS	Registered	RN: 3,004,848	10/4/2005
MARDEN SUSCO	Registered	RN: 2,991,505	9/6/2005
MINALOY	Registered	RN: 1,033,014	2/10/1976
MINE TUFF	Registered	RN: 1,381,417	2/4/1986
PROFESSIONAL QUALITY. EXCEPTIONAL VALUE.	Registered	RN: 3,288,848	9/4/2007
PROVALUE	Registered	RN: 2,863,412	7/13/2004
RIO	Registered	RN: 1,929,737	10/24/1995
SOLUTIONS. SUPPLY. SERVICE.	Registered	RN: 3,054,307	1/31/2006
SOME YOU SEE SOME YOU DON’T	Registered	RN: 2,597,962	7/23/2002
TERMINATOR	Registered	RN: 2,729,726	6/24/2003
THE PRODUCTS YOU WANT! THE SERVICE YOU DESERVE!	Registered	RN: 2,514,480	12/4/2001
THE SOURCE	Registered	RN: 2,360,623	6/20/2000

HD Supply Support Services, Inc.

TRADEMARK	Status	Ser. No./Reg. No.	App. Date/Reg. Date
HD SUPPLY SUPPORT SERVICES, INC.	Registered	RN: 3,835,928	8/17/2010

ProValue, LLC

TRADEMARK	Status	Ser. No./Reg. No.	App. Date/Reg. Date
PROVALUE	Registered	RN: 3,545,345	12/9/2008

White Cap Construction Supply, Inc.

TRADEMARK	Status	Ser. No./Reg. No.	App. Date/Reg. Date
BLACK MARLIN	Registered	RN: 3,299,068	9/25/2007
CONTRACTOR TRADER	Registered	RN: 2,997,227	9/20/2005
PANEL-PRO	Registered	RN: 2,966,934	7/12/2005
PANEL-PRO TILT-UP ESTIMATING SOFTWARE	Registered	RN: 2,901,054	11/9/2004
PANEL-TRAK	Registered	RN: 2,987,418	8/23/2005
WC and Design	Registered	RN: 2,385,183	9/12/2000
WC PHENOLOIC PLY (stylized)	Registered	RN: 3,416,045	4/22/2008
WCFP WHITE CAP FORMING PANEL (stylized)	Registered	RN: 3,416,044	4/22/2008
WHITE CAP	Registered	RN: 3,048,812	1/24/2006
WHITE CAP (Stylized)	Registered	RN: 3,026,834	12/13/2005
WHITE CAP (stylized)	Registered	RN: 1,478,065	2/23/1988
WHITE CAP CONSTRUCTION SUPPLY	Registered	RN: 2,927,946	2/22/2005
WHITE CAP CUSTOM SHOP 1976-2006 (stylized)	Registered	RN: 3,396,239	3/11/2008
WHITE CAP CUSTOM SHOP COAST TO COAST 19676-2006 (stylized)	Registered	RN: 3,396,238	3/11/2008

Williams Bros. Lumber Company, LLC

TRADEMARK	Status	Ser. No./Reg. No.	App. Date/Reg. Date
THE NAME PROFESSIONALS BUILD ON	Registered	RN: 3,070,996	3/21/2006
WB	Registered	RN: 1,297,296	9/25/1984
WB	Registered	RN: 1,241,620	6/7/1983
WB	Registered	RN: 1,237,828	5/10/1983
WB	Registered	RN: 1,297,295	9/25/1984
WB	Registered	RN:3,185,687	12/16/2006

Schedule 6

CONTRACTS

None.

Annex 1 to

U.S. Guarantee and Collateral Agreement

ACKNOWLEDGEMENT AND CONSENT1

The undersigned hereby acknowledges receipt of a copy of the U.S. Guarantee and Collateral Agreement, dated as of April 12, 2012 (as amended, supplemented, waived or otherwise modified from time to time, the “Agreement”), made by the Granting Parties thereto for the benefit of General Electric Capital Corporation, as U.S. ABL Administrative Agent and U.S. ABL Collateral Agent. The undersigned agrees for the benefit of the U.S. ABL Administrative Agent and the Lenders as follows:

The undersigned will be bound by the terms of the Agreement applicable to it as an Issuer (as defined in the Agreement) and will comply with such terms insofar as such terms are applicable to the undersigned as an Issuer.

The undersigned will notify the U.S. ABL Collateral Agent promptly in writing of the occurrence of any of the events described in subsection 5.3.1 of the Agreement.

The terms of subsections 6.3(c) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to subsection 6.3(c) or 6.7 of the Agreement.

[NAME OF ISSUER]

By:
Name:
Title:

Address for Notices:

Fax:

[1]	This consent is necessary only with respect to any Issuer which is not also a Granting Party.

Annex 1-1

Annex 2 to

U.S. Guarantee and Collateral Agreement

ASSUMPTION AGREEMENT

ASSUMPTION AGREEMENT, dated as of                          ,         , made by                                                              , a                                          corporation (the “Additional Grantor”), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, as collateral agent and administrative agent (in such capacity, the “U.S. ABL Collateral Agent”) for the banks and other financial institutions (the “Lenders”) from time to time parties to the ABL Credit Agreement referred to below and the other Secured Parties (as defined below). All capitalized terms not defined herein shall have the meaning ascribed to them in the U.S. Guarantee and Collateral Agreement referred to below, or if not defined therein, in the ABL Credit Agreement.

W I T N E S S E T H :

WHEREAS, HD Supply, Inc., a Delaware corporation (the “Parent Borrower”), the Subsidiary Borrowers party thereto, General Electric Capital Corporation, as administrative agent and collateral agent, GE Canada Finance Holding Company, as Canadian administrative agent and Canadian collateral agent, and the Lenders are parties to an ABL Credit Agreement, dated as of April 12, 2012 (as amended, supplemented, waived or otherwise modified from time to time, the “ABL Credit Agreement”);

WHEREAS, in connection with the ABL Credit Agreement, the Parent Borrower and certain of its Subsidiaries are, or are to become, parties to the U.S. Guarantee and Collateral Agreement, dated as of April 12, 2012 (as amended, supplemented, waived or otherwise modified from time to time, the “U.S. Guarantee and Collateral Agreement”), in favor of the U.S. ABL Collateral Agent, for the benefit of the Secured Parties (as defined in the U.S. Guarantee and Collateral Agreement);

WHEREAS, the Additional Grantor is a member of an affiliated group of companies that includes the Parent Borrower and each other Grantor; the proceeds of the extensions of credit under the ABL Credit Agreement will be used in part to enable the Borrowers to make valuable transfers to one or more of the other Grantors (including the Additional Grantor) in connection with the operation of their respective businesses; and the Borrowers and the other Grantors (including the Additional Grantor) are engaged in related businesses, and each such Grantor (including the Additional Grantor) will derive substantial direct and indirect benefit from the making of the extensions of credit under the ABL Credit Agreement;

WHEREAS, the ABL Credit Agreement requires the Additional Grantor to become a party to the ABL Guarantee and Collateral Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the ABL Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1. ABL Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in subsection 9.15 of the ABL Guarantee and Collateral

Annex 2-1

Agreement, hereby becomes a party to the ABL Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Guarantor[, Grantor and Pledgor] [and Grantor] [and Pledgor]2 and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor [, Grantor and Pledgor] [and Grantor] [and Pledgor]3 thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules                      to the U.S. Guarantee and Collateral Agreement, and such Schedules are hereby amended and modified to include such information. The Additional Grantor hereby represents and warrants that each of the representations and warranties of such Additional Grantor, in its capacities as a Guarantor [, Grantor and Pledgor] [and Grantor] [and Pledgor],4 contained in Section 4 of the U.S. Guarantee and Collateral Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date. Each Additional Granting Party hereby grants, as and to the same extent as provided in the U.S. Guarantee and Collateral Agreement, to the U.S. ABL Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in the [Collateral (as such term is defined in Section 3.1 of the U.S. Guarantee and Collateral Agreement) of such Additional Granting Party] [and] [the Pledged Collateral (as such term is defined in the U.S. Guarantee and Collateral Agreement) of such Additional Granting Party, except as provided in Section 3.3 of the U.S. Guarantee and Collateral Agreement].

2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

[2]	Indicate the capacities in which the Additional Granting Party is becoming a Grantor.
[3]	Indicate the capacities in which the Additional Granting Party is becoming a Grantor.
[4]	Indicate the capacities in which the Additional Granting Party is becoming a Grantor.

Annex 2-2

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

Acknowledged and Agreed to as of the date hereof by:

GENERAL ELECTRIC CAPITAL CORPORATION, as U.S. ABL Collateral Agent and Administrative Agent

By:
Name:
Title:

Annex 2-3

Annex 1-A to

Assumption Agreement

Supplement to

U.S. Guarantee and Collateral Agreement

Schedule 1

Supplement to

U.S. Guarantee and Collateral Agreement

Schedule 2

Supplement to

U.S. Guarantee and Collateral Agreement

Schedule 3

Supplement to

U.S. Guarantee and Collateral Agreement

Schedule 4

Supplement to

U.S. Guarantee and Collateral Agreement

Schedule 5

Supplement to

U.S. Guarantee and Collateral Agreement

Schedule 6

Annex 3-1

Annex 3 to

U.S. Guarantee and Collateral Agreement

SUPPLEMENTAL AGREEMENT

SUPPLEMENTAL AGREEMENT, dated as of                          ,         , made by                                                              , a                                          corporation (the “Additional Pledgor”), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, as collateral agent and administrative agent (in such capacity, the “U.S. ABL Collateral Agent”) for the banks and other financial institutions (the “Lenders”) from time to time parties to the ABL Credit Agreement referred to below and the other Secured Parties (as defined below). All capitalized terms not defined herein shall have the meaning ascribed to them in the U.S. Guarantee and Collateral Agreement referred to below, or if not defined therein, in the ABL Credit Agreement.

W I T N E S S E T H :

WHEREAS, HD Supply, Inc., a Delaware corporation (the “Parent Borrower”), the Subsidiary Borrowers party thereto, General Electric Capital Corporation, as administrative agent and collateral agent, GE Canada Finance Holding Company, as Canadian administrative agent and Canadian collateral agent, and the Lenders are parties to an ABL Credit Agreement, dated as of April 12, 2012 (as amended, supplemented, waived or otherwise modified from time to time, the “ABL Credit Agreement”);

WHEREAS, in connection with the ABL Credit Agreement, the Parent Borrower and certain of its Subsidiaries are, or are to become, parties to the U.S. Guarantee and Collateral Agreement, dated as of April 12, 2012 (as amended, supplemented, waived or otherwise modified from time to time, the “U.S. Guarantee and Collateral Agreement”), in favor of the U.S. ABL Collateral Agent, for the benefit of the Secured Parties (as defined in the U.S. Guarantee and Collateral Agreement);

WHEREAS, the ABL Credit Agreement requires the Additional Pledgor to become a Pledgor under the ABL Guarantee and Collateral Agreement with respect to Capital Stock of certain new Subsidiaries of the Parent Borrower; and

WHEREAS, the Additional Pledgor has agreed to execute and deliver this Supplemental Agreement in order to become such a Pledgor under the U.S. Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1. ABL Guarantee and Collateral Agreement. By executing and delivering this Supplemental Agreement, the Additional Pledgor, as provided in subsection 9.15 of the ABL Guarantee and Collateral Agreement, hereby becomes a Pledgor under the U.S. Guarantee and Collateral Agreement with respect to the shares of Capital Stock of the Subsidiary of the Parent Borrower listed in Annex 1-A hereto, as a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedule 2 to the U.S. Guarantee and Collateral Agreement, and such Schedule 2 is hereby amended and modified to include such information.

2. GOVERNING LAW. THIS SUPPLEMENTAL AGREEMENT AND RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY,

Annex 3-2

AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

Annex 3-3

IN WITNESS WHEREOF, the undersigned has caused this Supplemental Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL PLEDGOR]

By:
Name:
Title:

Acknowledged and Agreed to as of the date hereof by:

GENERAL ELECTRIC CAPITAL CORPORATION, as U.S. ABL Collateral Agent and Administrative Agent

By:
Name:
Title:

Annex 3-4

Annex 1-A to

Supplemental Agreement

Supplement to

U.S. Guarantee and Collateral Agreement

Schedule 2

Pledged Stock

Pledgor	Issuer	Description of Pledged Stock

1-A-1 to Annex 3